Putnam
Capital
Opportunities
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-04

[GRAPHIC OMITTED: PIE CRIMPER]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. For example, in the spring of this year we began showing expense and risk comparisons in shareholder reports. We are now including in this report portfolio turnover information for your fund, which explains how the rate at which a fund buys and sells portfolio securities might affect its return and its taxable distributions to shareholders. We are also including additional disclosure about your fund's management team. Following the Outlook for Your Fund, we list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year period, the current Portfolio Leader's and Portfolio Members' other fund management responsibilities at Putnam, and the dollar range of fund shares owned by these individuals. Equity fund reports, furthermore, now also list the largest brokerage relationships of your fund following the Notes to the Financial Statements.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by your fund's independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as Chair of the New York Stock Exchange
(NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments.

During the period covered by the following report, Putnam Capital
Opportunities Fund delivered solid results. In the following pages, the fund managers discuss fund performance, strategy, and their outlook for fiscal 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

December 15, 2004


Report from Fund Management

Fund highlights

 * For the six months ended October 31, 2004, class A shares of Putnam Capital Opportunities Fund returned 6.50% without sales charges and 0.93% with maximum sales charges reflected.

 * The fund's benchmark, the Russell 2500 Index, gained 5.09% over the same period.

 * The average return for the fund's Lipper category, Mid-Cap Core Funds, was 3.98%.

 * See the Performance Summary beginning on page 8 for additional fund performance, comparative performance, and Lipper data.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 10/31/04
--------------------------------------------------
Class A
(inception 6/1/98)            NAV       POP
--------------------------------------------------
6 months                     6.50%     0.93%
--------------------------------------------------
1 year                      11.55      5.66
--------------------------------------------------
5 years                     58.17     49.85
Annual average               9.60      8.43
--------------------------------------------------
Life of fund                54.79     46.68
Annual average               7.04      6.15
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25%. For the most recent month-end performance, visit www.putnaminvestments.com. For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower. A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Performance commentary

The fund recorded solid returns for the six months ended October 31, 2004, with its results at net asset value (NAV) outpacing both those of its benchmark index and the average for its Lipper peer group. Absolute returns benefited from a robust market rally in the latter half of the period, led by stocks of smaller and midsize companies, which are the fund's primary focus. A key factor in the fund's relative success was the return to investor favor of companies of the type preferred by the portfolio management team: well-established firms with proven business models and steady cash flows. In this environment, stock selection added value across a broad range of sectors and industries.

During the period, weightings in the homebuilding industry and energy-related stocks made positive contributions while a lighter weighting in financial services stocks, which strengthened, held back fund performance somewhat.

FUND PROFILE

Putnam Capital Opportunities Fund invests primarily in small and midsize companies, seeking opportunities in stocks with potential that has been relatively unnoticed by investors. The fund's management team strives to find overlooked companies before they gain recognition. The portfolio can own both growth and value stocks without a bias toward either style. The fund may be appropriate for investors who are seeking long-term growth potential from stocks of small and midsize companies.


Market overview

The robust upward momentum that had characterized U.S equity markets since early 2003 slowed markedly in the first six months of the fund's fiscal year. The fundamental backdrop for stocks during the period was generally favorable: the economy continued to expand, job creation was uneven but improving, and corporate profits were generally solid. These positive trends were counterbalanced, however, by concerns over rising interest rates, soaring energy prices, continued instability in Iraq, and uncertainty over the outcome of U.S. elections.

A steady flow of both positive and negative news made for considerable market volatility over the period. After rallying on favorable economic and job-creation data in the spring, markets fell sharply from July to mid August, responding to a series of interest-rate increases by the Federal Reserve Board, the dramatic rise in oil prices, and ongoing struggles between the Iraqi insurgency and the fledgling Iraqi government. However, stocks rebounded in the latter half of the period as investors chose instead to focus on reports of sustained economic expansion and strong corporate earnings; markets ended the period with moderate gains.

On the whole, stocks of smaller companies outperformed stocks of larger companies during the period, while value-oriented issues fared better than growth stocks across all capitalization tiers.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 10/31/04
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Russell 2500 Index (stocks of small and midsize companies)              5.09%
-------------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)                -0.73%
-------------------------------------------------------------------------------
Russell 1000 Value Index (large-company value stocks)                   6.75%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      2.96%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.23%
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          4.78%
-------------------------------------------------------------------------------
Lehman Global Aggregate Bond Index (international bonds)                6.68%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 10/31/04.
-------------------------------------------------------------------------------

Strategy overview

During the period, we continued to adhere to our disciplined strategy of investing in companies with sound business models and steadily growing cash flows. That approach was rewarded during the period, as market leadership rotated away from the lower-quality, more speculative issues favored by investors in the earlier stages of the stock-market rebound that began in 2003, toward the higher-quality names emphasized by your fund's investment criteria.

In selecting stocks for the portfolio, we carefully assess the underlying value of each company's business. While a company's stock price may fluctuate, this underlying value is crucial in determining its long-term growth potential. To find stocks whose current market prices we believe to be less than their fundamental worth, we consider factors such as future earnings-growth potential and ability to generate cash over the long term. We also consider the attractiveness of a company compared to other firms in its industry and the direction of earnings estimate revisions. Once a holding reaches what we believe to be its fair value, we reduce or eliminate our position in that stock and reinvest the proceeds in securities we believe have greater potential for long-term appreciation.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                     as of 4/30/04       as of 10/31/04

Retail                    9.4%                8.1%

Insurance                 6.3%                7.0%

Software                  4.4%                6.5%

Oil and gas               3.9%                6.3%

Communications
equipment                 3.7%                5.3%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

The main reason for the fund's relative outperformance in the period was excellent stock selection across most sectors and industries. Even though technology was one of the period's weakest sectors, the fund's holdings in this segment enhanced relative returns. Software company Citrix Systems changed its method for recognizing revenues, causing a drop in reported sales; investors returned to the stock when they realized that the company's volume of business remained healthy. Coinstar, which makes coin-counting machines installed in supermarkets, faced a new competitor that won a contract from one of Coinstar's major clients. The stock rebounded when the competing product performed poorly, as our research had indicated it would. BMC Software makes products for mainframe computers, a relatively slow-growth area within technology. When investors fled the sector on signs of disappointing growth in technology spending, stable performers like BMC were less affected.

Among consumer holdings, positions in homebuilders NVR and Ryland Group also aided returns. Due to concerns about their vulnerability to rising interest rates, these stocks had become very cheap on a price-to-earnings basis -- so cheap, in our estimation, that it was worth the risk that higher rates would hurt their results. As it happens, long-term rates actually fell during the period, home-building activity remained strong, and the fund's holdings in these stocks proved rewarding. We have since trimmed Ryland as we believe its margins are coming under pressure from rising costs.

Basic-materials stock positions also contributed to performance. For example, Georgia Gulf, a producer of plastic soda bottles, benefited from its ability to pass on increased raw-material costs to its customers amid robust demand. In capital goods, Briggs & Stratton's stock rose when its electric-power generator business jumped in the aftermath of severe storms in southeastern U.S. states, especially Florida. By the close of the period, this stock had been sold from the portfolio.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 10/31/04)

 1 Citrix Systems, Inc. (2.9%)
   Software

 2 BMC Software, Inc. (2.9%)
   Software

 3 NVR, Inc. (2.6%)
   Homebuilding

 4 Georgia Gulf Corp. (2.6%)
   Chemicals

 5 Supervalu, Inc. (2.5%)
   Retail

 6 Terex Corp. (2.5%)
   Machinery

 7 Autoliv, Inc. (1.9%)
   Automotive

 8 Manor Care, Inc. (1.9%)
   Health-care services

 9 RenaissanceRe Holdings, Ltd. (1.9%)
   Bermuda
   Insurance

10 Michaels Stores, Inc. (1.8%)
   Retail

Footnote reads:
The fund's holdings will change over time.

Sometimes the same events that help fund performance in some areas hurt it in others. The fund's position in insurer RenaissanceRe, for example, declined in value when the company recorded losses in the aftermath of an active hurricane season. Similarly, two industries we had underweighted due to their expensive valuations, banks and real estate investment trusts (REITs), became the period's best performers when interest rates unexpectedly fell.

Although our tech holdings aided overall fund performance, United Online was a significant detractor from relative returns. The stock of this dial-up Internet service provider was battered when competitor AOL introduced a lower-cost product. In health care, King Pharmaceuticals suffered from slower sales growth when inventories built up and distributors cut back orders. We trimmed the fund's position in King after the stock rose on an acquisition bid by Mylan Laboratories. By the close of the period, the position had been eliminated from the portfolio.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Although we do not rely on top-down sector calls to select stocks for the portfolio, certain sectors do appear to be broadly mispriced based on our investment criteria. Accordingly, the fund is currently overweight in consumer discretionary issues and underweight in health care (especially pharmaceuticals and biotech) and utilities. Of course, this reflects our confidence in our stock selections within these sectors to some extent; however, we also anticipate a gradual strengthening of the U.S. economy over the next 12 to 18 months and believe the consumer discretionary sector is likely to benefit.

Based on our outlook of a gradually improving economy, we believe that interest rates are likely to drift upward over the next several months. Hence we are cautious on stocks that are vulnerable to rising rates, such as those of homebuilders and banks. We also believe that oil prices will probably decline in the coming year, and therefore the fund has underweight positions in companies whose earnings would be significantly impaired by lower energy prices, such as oil-field service firms.

Whatever direction the economy takes, we will continue to seek attractive investment opportunities stock by stock, based on valuation and solid underlying businesses, while taking overall portfolio-construction and risk-management considerations into account.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.


Your fund's management

Your fund is managed by the members of the Putnam U.S. Small- and Mid-Cap Core Team. The members of the team are Joseph Joseph (Portfolio Leader), Tinh Bui (Portfolio Member), John Ferry (Portfolio Member), and Gerald Moore (Portfolio Member).

Fund ownership

The table below shows fund ownership, in dollar ranges, by the fund's Portfolio Leader and Portfolio Members. Information shown is for the current and prior year ended November 30.


-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -    $50,001 -   $100,001 -     $500,001 - $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
Joseph Joseph       2004                                                                                *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2003                                                                    *
-------------------------------------------------------------------------------------------------------------
Tinh Bui  2004                                                               *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2003                                                     *
-------------------------------------------------------------------------------------------------------------
John Ferry          2004                                         *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    N/A
-------------------------------------------------------------------------------------------------------------
Gerald Moore        2004                                         *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2003                                         *
-------------------------------------------------------------------------------------------------------------

N/A indicates the individual was not a Portfolio Leader or Portfolio
Member as of 11/30/03.


Other funds managed by the Portfolio Leader and Portfolio Members

Joseph Joseph is also a Portfolio Leader of Putnam International Capital Opportunities Fund and a Portfolio Member of Putnam Capital Appreciation Fund.

John Ferry is also a Portfolio Member of Putnam International Capital Opportunities Fund.

Joseph Joseph, Tinh Bui, John Ferry, and Gerald Moore may also manage other accounts advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended October 31, 2004, Portfolio Member John Ferry joined your fund's management team.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended October 31, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 10/31/04
----------------------------------------------------------------------------------------------------------------------------
                           Class A               Class B               Class C               Class M            Class R
(inception dates)          (6/1/98)             (6/29/98)             (7/26/99)             (6/29/98)          (1/21/03)
----------------------------------------------------------------------------------------------------------------------------
                        NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP          NAV
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
6 months               6.50%      0.93%      6.18%      1.18%      6.13%      5.13%      6.30%      2.55%        6.42%
----------------------------------------------------------------------------------------------------------------------------
1 year                11.55       5.66      10.74       5.74      10.65       9.65      11.03       7.17        11.25
----------------------------------------------------------------------------------------------------------------------------
5 years               58.17      49.85      52.57      50.57      52.60      52.60      54.38      48.95        56.30
Annual average         9.60       8.43       8.82       8.53       8.82       8.82       9.07       8.30         9.34
----------------------------------------------------------------------------------------------------------------------------
Life of fund          54.79      46.68      47.76      47.76      47.77      47.77      49.95      44.67        52.46
Annual average         7.04       6.15       6.27       6.27       6.27       6.27       6.51       5.92         6.79
----------------------------------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

---------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/04
---------------------------------------------------------------------
                                 Russell        Lipper Mid-Cap
                                 2500           Core Funds
                                 Index          category average*
---------------------------------------------------------------------
6 months                          5.09%          3.98%
---------------------------------------------------------------------
1 year                           12.34          10.53
---------------------------------------------------------------------
5 years                          56.60          48.03
Annual average                    9.39           7.57
---------------------------------------------------------------------
Life of fund                     57.91          73.81
Annual average                    7.37           8.36
---------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 5-year, and life-of-fund periods ended 10/31/04, there were 319, 301, 158, and 120 funds, respectively, in this Lipper category.

-------------------------------------------------------------------------------
PRICE AND DISTRIBUTION* INFORMATION 6 MONTHS ENDED 10/31/04
-------------------------------------------------------------------------------
                   Class A     Class B   Class C         Class M     Class R
-------------------------------------------------------------------------------
Share value:    NAV      POP     NAV       NAV        NAV      POP     NAV
-------------------------------------------------------------------------------
4/30/04      $10.16   $10.72    $9.71     $9.79     $9.85   $10.21   $10.13
-------------------------------------------------------------------------------
10/31/04      10.82    11.42    10.31     10.39     10.47    10.85    10.78
-------------------------------------------------------------------------------

* The fund made no distributions during the period.

----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/04 (MOST RECENT CALENDAR QUARTER)
----------------------------------------------------------------------------------------------------------------------
                       Class A               Class B               Class C               Class M            Class R
(inception dates)      (6/1/98)             (6/29/98)             (7/26/99)             (6/29/98)          (1/21/03)
----------------------------------------------------------------------------------------------------------------------
                    NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP          NAV
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
6 months           0.09%     -5.20%     -0.30%     -5.28%     -0.29%     -1.29%     -0.20%     -3.67%       -0.10%
----------------------------------------------------------------------------------------------------------------------
1 year            16.91      10.79      16.11      11.11      16.10      15.10      16.36      12.28        16.59
----------------------------------------------------------------------------------------------------------------------
5 years           62.50      53.91      56.55      54.55      56.76      56.76      58.28      52.65        60.49
Annual average    10.20       9.01       9.38       9.10       9.41       9.41       9.62       8.83         9.92
----------------------------------------------------------------------------------------------------------------------
Life of fund      51.36      43.43      44.61      44.61      44.64      44.64      46.66      41.50        49.07
Annual average     6.76       5.86       5.99       5.99       6.00       6.00       6.23       5.63         6.50
----------------------------------------------------------------------------------------------------------------------


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Capital Opportunities Fund from May 1, 2004, to October 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 10/31/04
------------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
------------------------------------------------------------------------------
Expenses paid per
$1,000*                   $6.40     $10.29     $10.29      $9.00      $7.70
------------------------------------------------------------------------------
Ending value (after
expenses)             $1,065.00  $1,061.80  $1,061.30  $1,063.00  $1,064.20
------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 10/31/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2004, use the calculation method below. To find the value of your investment on May 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 05/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                Expenses paid           expenses
investment on 5/1/04  [DIV]    $1,000   X    per $1,000            = paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]    $1,000   X  $6.40 (see table above) = $64.00
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 10/31/04
-----------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Expenses paid per
$1,000*                   $6.26     $10.06     $10.06      $8.79      $7.53
-----------------------------------------------------------------------------
Ending value (after
expenses)             $1,019.00  $1,015.22  $1,015.22  $1,016.48  $1,017.74
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 10/31/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

-----------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
-----------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Your fund's annualized
expense ratio              1.23%      1.98%      1.98%      1.73%      1.48%
-----------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group+                     1.46%      2.21%      2.21%      1.96%      1.71%
-----------------------------------------------------------------------------

+ Average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, as of 9/30/04, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

Understanding your
fund's  portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

-----------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
-----------------------------------------------------------------------------
                           2004       2003       2002       2001       2000
-----------------------------------------------------------------------------
Putnam Capital
Opportunities Fund         135%        91%       120%       221%       272%
-----------------------------------------------------------------------------
Lipper Mid-Cap Core
Funds category
average                     97%       103%       139%       118%       142%
-----------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on April 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 9/30/04.

Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk   6.84

U.S. stock
fund average       3.57

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of September 30, 2004. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index is an unmanaged index used as a broad measure of international investment-grade bonds.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

Russell 2500 Index is an unmanaged index of the smallest 2,500 companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings-- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
October 31, 2004 (Unaudited)

Common stocks (99.4%) (a)
Number of shares                                                          Value

Aerospace and Defense (0.5%)
-------------------------------------------------------------------------------
       133,300 United Defense Industries, Inc.
               (NON)                                                 $5,350,662

Agriculture (0.1%)
-------------------------------------------------------------------------------
         5,172 Corn Products International, Inc.                        254,462
        10,562 Fresh Del Monte Produce (Cayman
               Islands) (S)                                             277,464
                                                                 --------------
                                                                        531,926

Airlines (0.8%)
-------------------------------------------------------------------------------
       244,700 ExpressJet Holdings, Inc. (NON) (S)                    2,721,064
       925,231 Mesa Air Group, Inc. (NON) (S)                         5,310,826
                                                                 --------------
                                                                      8,031,890

Automotive (3.7%)
-------------------------------------------------------------------------------
       218,375 American Axle & Manufacturing
               Holdings, Inc. (S)                                     6,267,363
       458,895 Autoliv, Inc.                                         19,617,761
         6,208 BorgWarner, Inc.                                         287,927
         6,194 CLARCOR, Inc.                                            305,364
       269,000 Monaco Coach Corp.                                     4,774,750
         2,540 Oshkosh Truck Corp.                                      149,606
       473,100 Tenneco Automotive, Inc. (NON)                         6,027,294
                                                                 --------------
                                                                     37,430,065

Banking (5.2%)
-------------------------------------------------------------------------------
       136,493 Commerce Bancorp, Inc. (S)                             8,085,845
       246,178 Compass Bancshares, Inc. (S)                          11,759,923
       169,743 Doral Financial Corp.                                  7,125,811
       152,079 FirstFed Financial Corp. (NON) (S)                     7,816,861
       190,500 Flagstar Bancorp, Inc. (S)                             3,979,545
        14,862 Hibernia Corp. Class A                                   430,998
         9,957 International Bancshares Corp.                           368,409
         1,218 Investors Financial Services Corp.                        46,881
       228,206 R&G Financial Corp. Class B                            8,585,110
        12,067 Texas Regional Bancshares, Inc.                          385,299
        77,566 Westamerica Bancorp. (S)                               4,436,000
         4,126 Westcorp                                                 164,710
                                                                 --------------
                                                                     53,185,392

Beverage (--%)
-------------------------------------------------------------------------------
         3,291 Adolph Coors Co. Class B                                 219,510

Biotechnology (0.7%)
-------------------------------------------------------------------------------
       110,253 Amylin Pharmaceuticals, Inc. (NON) (S)                 2,348,389
        54,848 Connetics Corp. (NON) (S)                              1,474,314
         5,689 eResearch Technology, Inc. (NON)                          66,504
         3,999 MGI Pharma, Inc. (NON)                                   106,653
        41,566 Neurocrine Biosciences, Inc. (NON)                     1,934,897
        90,636 Telik, Inc. (NON) (S)                                  1,672,234
                                                                 --------------
                                                                      7,602,991

Broadcasting (0.1%)
-------------------------------------------------------------------------------
         7,834 Entercom Communications Corp. (NON)                      260,089
         9,400 Hearst-Argyle Television, Inc.                           244,964
                                                                 --------------
                                                                        505,053

Building Materials (--%)
-------------------------------------------------------------------------------
         3,700 Lafarge North America, Inc.                              181,300
         8,457 USG Corp. (NON) (S)                                      189,352
                                                                 --------------
                                                                        370,652

Chemicals (3.8%)
-------------------------------------------------------------------------------
       591,225 Georgia Gulf Corp. (S)                                26,764,756
       229,658 MacDermid, Inc.                                        7,248,006
         5,236 Nova Chemicals Corp. (Canada)                            203,680
       119,800 OM Group, Inc. (NON) (S)                               3,952,202
         4,411 Valspar Corp.                                            205,817
                                                                 --------------
                                                                     38,374,461

Coal (0.1%)
-------------------------------------------------------------------------------
         8,048 CONSOL Energy, Inc.                                      284,899
         4,950 Peabody Energy Corp.                                     315,711
                                                                 --------------
                                                                        600,610

Commercial and Consumer Services (3.1%)
-------------------------------------------------------------------------------
       539,189 Administaff, Inc. (NON) (S)                            6,173,714
       327,591 Brink's Co. (The) (S)                                 10,515,671
         4,556 G & K Services, Inc. Class A                             179,005
       142,436 Maximus, Inc. (NON) (S)                                3,871,410
       215,835 Sabre Holdings Corp.                                   4,642,611
       216,300 West Corp. (NON) (S)                                   6,082,356
                                                                 --------------
                                                                     31,464,767

Communications Equipment (5.3%)
-------------------------------------------------------------------------------
     1,010,659 Aspect Communications Corp. (NON)                      9,616,420
       185,920 Belden CDT, Inc. (S)                                   4,133,002
       693,322 Coinstar, Inc. (NON) (S)                              17,908,507
       309,179 Inter-Tel, Inc. (S)                                    8,347,833
     1,138,983 PTEK Holdings, Inc. (NON) (S)                         11,344,271
       151,800 SeaChange International, Inc. (NON) (S)                2,586,672
                                                                 --------------
                                                                     53,936,705

Computers (0.7%)
-------------------------------------------------------------------------------
       442,897 Checkpoint Systems, Inc. (NON) (S)                     7,573,539

Conglomerates (--%)
-------------------------------------------------------------------------------
         7,140 SPX Corp. (S)                                            273,819

Consumer Finance (2.0%)
-------------------------------------------------------------------------------
       186,600 CompuCredit Corp. (NON)                                3,550,998
     1,092,009 Providian Financial Corp. (NON)                       16,980,740
                                                                 --------------
                                                                     20,531,738

Consumer Goods (3.0%)
-------------------------------------------------------------------------------
         6,845 Energizer Holdings, Inc. (NON)                           317,813
       859,698 Hasbro, Inc. (S)                                      15,208,058
         3,800 Scotts Co. (The) Class A (NON) (S)                       244,036
         6,022 Sola International, Inc. (NON)                           115,502
       532,863 Yankee Candle Co., Inc. (The) (NON) (S)               14,760,305
                                                                 --------------
                                                                     30,645,714

Containers (--%)
-------------------------------------------------------------------------------
         3,910 Ball Corp.                                               155,814
         4,308 Sealed Air Corp. (NON)                                   213,418
                                                                 --------------
                                                                        369,232

Electric Utilities (2.0%)
-------------------------------------------------------------------------------
        13,260 Alliant Energy Corp.                                     349,799
       148,700 Avista Corp.                                           2,643,886
         2,104 NSTAR                                                    104,085
       459,544 OGE Energy Corp. (S)                                  11,658,631
       232,341 Puget Energy, Inc.                                     5,404,252
                                                                 --------------
                                                                     20,160,653

Electrical Equipment (--%)
-------------------------------------------------------------------------------
         1,978 Hubbell, Inc. Class B                                     90,434

Electronics (3.9%)
-------------------------------------------------------------------------------
     4,333,400 Agere Systems, Inc. Class A (NON)                      5,243,414
         5,234 American Power Conversion Corp. (S)                      100,912
         3,100 Amphenol Corp. (NON)                                     106,423
        16,134 ATI Technologies, Inc. (Canada)
               (NON) (S)                                                291,219
       674,300 Integrated Device Technology, Inc.
               (NON) (S)                                              7,970,226
       141,618 Omnivision Technologies, Inc. (NON) (S)                2,251,726
       427,080 SanDisk Corp. (NON) (S)                                8,913,160
       537,800 Storage Technology Corp. (NON) (S)                    14,531,356
                                                                 --------------
                                                                     39,408,436

Engineering & Construction (1.2%)
-------------------------------------------------------------------------------
       162,613 Eagle Materials, Inc. (S)                             11,238,184
         5,000 EMCOR Group, Inc. (NON) (S)                              197,850
        12,300 Granite Construction, Inc.                               298,644
                                                                 --------------
                                                                     11,734,678

Environmental (--%)
-------------------------------------------------------------------------------
        10,416 TETRA Technologies, Inc. (NON) (S)                       311,855

Financial (1.5%)
-------------------------------------------------------------------------------
       302,543 PMI Group, Inc. (The)                                 11,744,719
        27,505 Student Loan Corp. (S)                                 4,029,483
                                                                 --------------
                                                                     15,774,202

Forest Products and Packaging (1.2%)
-------------------------------------------------------------------------------
       206,907 Albany International Corp. (S)                         6,211,348
       225,652 Louisiana-Pacific Corp. (S)                            5,530,731
                                                                 --------------
                                                                     11,742,079

Health Care Services (4.8%)
-------------------------------------------------------------------------------
         4,769 Cerner Corp. (NON)                                       215,320
       267,400 Community Health Systems, Inc. (NON)                   7,171,668
         6,927 Coventry Health Care, Inc. (NON)                         283,314
         2,309 DaVita, Inc. (NON) (S)                                    68,393
       549,555 Health Net, Inc. (NON) (S)                            13,332,204
         3,602 Humana, Inc. (NON)                                        68,978
       172,858 Lincare Holdings, Inc. (NON) (S)                       6,354,260
       591,196 Manor Care, Inc.                                      19,355,757
         9,750 Steris Corp. (NON) (S)                                   202,118
         4,052 Sunrise Assisted Living, Inc. (NON) (S)                  154,422
        42,400 WellChoice, Inc. (NON)                                 1,770,624
                                                                 --------------
                                                                     48,977,058

Homebuilding (3.1%)
-------------------------------------------------------------------------------
        42,710 NVR, Inc. (NON) (S)                                   26,779,170
        55,901 Ryland Group, Inc. (The) (S)                           5,332,396
                                                                 --------------
                                                                     32,111,566

Household Furniture and Appliances (0.2%)
-------------------------------------------------------------------------------
       106,800 La-Z-Boy, Inc. (S)                                     1,408,692
         6,414 Whirlpool Corp.                                          376,823
                                                                 --------------
                                                                      1,785,515

Insurance (7.0%)
-------------------------------------------------------------------------------
         2,780 American Financial Group, Inc. (S)                        82,288
         2,144 AmerUs Group Co. (S)                                      89,576
        65,500 Delphi Financial Group Class A (S)                     2,676,985
         2,593 Everest Re Group, Ltd. (Bermuda)                         205,806
       192,905 IPC Holdings, Ltd. (Bermuda)                           7,804,936
         4,895 Mercury General Corp.                                    251,750
       259,990 Odyssey Re Holdings Corp. (S)                          5,683,381
         3,277 Ohio Casualty Corp. (NON)                                 68,424
         2,233 Protective Life Corp.                                     87,757
       244,568 Radian Group, Inc. (S)                                11,722,144
       410,590 RenaissanceRe Holdings, Ltd.
               (Bermuda) (S)                                         19,223,824
         2,350 Selective Insurance Group (S)                             91,838
        48,062 Stancorp Financial Group                               3,622,914
       232,400 Stewart Information Services                           9,858,408
       235,637 W.R. Berkley Corp.                                    10,071,125
                                                                 --------------
                                                                     71,541,156

Investment Banking/Brokerage (3.0%)
-------------------------------------------------------------------------------
       108,276 Affiliated Managers Group (NON) (S)                    6,046,132
       298,800 American Capital Strategies, Ltd. (S)                  9,247,860
       123,973 Eaton Vance Corp. (S)                                  5,407,702
        88,800 IndyMac Bancorp, Inc.                                  2,864,688
       321,074 Waddell & Reed Financial, Inc. (S)                     6,745,765
                                                                 --------------
                                                                     30,312,147

Leisure (0.6%)
-------------------------------------------------------------------------------
         2,872 Polaris Industries, Inc.                                 170,453
       173,749 Winnebago Industries, Inc. (S)                         5,455,719
                                                                 --------------
                                                                      5,626,172

Machinery (3.0%)
-------------------------------------------------------------------------------
         2,152 Kennametal, Inc.                                         100,133
       153,409 Manitowoc Co., Inc. (The) (S)                          5,415,338
       668,458 Terex Corp. (NON) (S)                                 25,401,404
                                                                 --------------
                                                                     30,916,875

Manufacturing (2.1%)
-------------------------------------------------------------------------------
       386,439 Acuity Brands, Inc.                                   10,252,227
       519,666 Flowserve Corp. (NON) (S)                             11,214,392
         6,185 Griffon Corp. (NON)                                      137,616
         3,600 York International Corp. (S)                             114,624
                                                                 --------------
                                                                     21,718,859

Medical Technology (2.8%)
-------------------------------------------------------------------------------
       256,100 American Medical Systems Holdings,
               Inc. (NON) (S)                                         9,501,310
         5,040 Charles River Laboratories
               International, Inc. (NON)                                235,822
         6,394 Diagnostic Products Corp. (S)                            282,295
       104,531 Epix Pharmaceuticals, Inc. (NON) (S)                   1,633,820
         3,820 Haemonetics Corp. (NON)                                  125,487
        65,601 Respironics, Inc. (NON)                                3,351,555
       195,247 Sybron Dental Specialties, Inc.
               (NON) (S)                                              6,359,195
       121,373 Ventana Medical Systems, Inc. (NON) (S)                6,568,707
                                                                 --------------
                                                                     28,058,191

Metal Fabricators (--%)
-------------------------------------------------------------------------------
         3,160 Mueller Industries, Inc.                                  84,246

Metals (0.9%)
-------------------------------------------------------------------------------
       186,500 Carpenter Technology Corp.                             8,851,290
         3,390 Steel Dynamics, Inc. (S)                                 112,548
                                                                 --------------
                                                                      8,963,838

Natural Gas Utilities (1.8%)
-------------------------------------------------------------------------------
       224,415 Atmos Energy Corp.                                     5,792,151
       226,235 Energen Corp. (S)                                     12,166,918
        11,560 National Fuel Gas Co. (S)                                323,911
                                                                 --------------
                                                                     18,282,980

Oil & Gas (6.3%)
-------------------------------------------------------------------------------
       335,839 Cabot Oil & Gas Corp. Class A (S)                     14,209,348
       739,746 Denbury Resources, Inc. (NON) (S)                     18,345,701
       216,100 Giant Industries, Inc. (NON) (S)                       4,963,817
       796,100 Meridian Resource Corp. (NON)                          6,408,605
       196,368 Noble Energy, Inc.                                    11,389,344
         2,919 Sunoco, Inc.                                             217,057
       424,300 Vintage Petroleum, Inc.                                8,910,300
                                                                 --------------
                                                                     64,444,172

Pharmaceuticals (0.7%)
-------------------------------------------------------------------------------
       298,054 Andrx Group (NON)                                      6,449,889
         6,676 Cambrex Corp. (S)                                        149,342
         2,706 Cephalon, Inc. (NON)                                     128,995
         7,903 Endo Pharmaceuticals Holdings, Inc.
               (NON)                                                    172,285
         5,190 Salix Pharmaceuticals, Ltd. (NON)                         83,196
                                                                 --------------
                                                                      6,983,707

Publishing (--%)
-------------------------------------------------------------------------------
         4,790 R. H. Donnelley Corp. (NON) (S)                          259,858

Real Estate (4.0%)
-------------------------------------------------------------------------------
        86,759 CBL & Associates Properties (R) (S)                    5,687,052
         6,330 Developers Diversified Realty Corp.
               (R) (S)                                                  264,594
        13,128 General Growth Properties, Inc. (R)                      433,093
         6,200 Host Marriott Corp. (R) (S)                               90,210
       120,700 IMPAC Mortgage Holdings, Inc. (R) (S)                  2,729,027
        11,060 Innkeepers USA Trust (R)                                 153,181
         4,132 Mills Corp. (R) (S)                                      229,119
       276,567 National Health Investors, Inc. (R)                    7,912,582
        89,600 New Century Financial Corp. (R) (S)                    4,941,440
         2,200 Pennsylvania REIT (R)                                     89,210
        54,000 RAIT Investment Trust (R) (S)                          1,442,340
       129,100 Redwood Trust, Inc. (R)                                7,766,656
       453,600 Senior Housing Properties Trust (R) (S)                8,509,536
         3,859 Tanger Factory Outlet Centers (R)                        182,338
         5,879 Ventas, Inc. (R)                                         158,145
                                                                 --------------
                                                                     40,588,523

Restaurants (0.3%)
-------------------------------------------------------------------------------
         7,381 Brinker International, Inc. (NON) (S)                    238,406
         5,655 CEC Entertainment, Inc. (NON) (S)                        215,003
       121,200 Lone Star Steakhouse & Saloon, Inc.                    2,922,132
                                                                 --------------
                                                                      3,375,541

Retail (8.1%)
-------------------------------------------------------------------------------
       281,329 Abercrombie & Fitch Co. Class A                       11,022,470
         7,162 Advance Auto Parts, Inc. (NON) (S)                       280,177
         9,700 BJ's Wholesale Club, Inc. (NON)                          281,591
       648,476 Michaels Stores, Inc.                                 18,870,652
       532,428 Movie Gallery, Inc. (S)                                8,614,685
       611,201 Rent-A-Center, Inc. (NON) (S)                         14,662,712
         6,076 Ross Stores, Inc.                                        159,617
       141,300 ShopKo Stores, Inc. (NON) (S)                          2,436,012
       882,384 Supervalu, Inc.                                       26,021,504
         4,100 Timberland Co. (The) Class A (NON)                       251,740
        11,637 Zale Corp. (NON) (S)                                     331,887
                                                                 --------------
                                                                     82,933,047

Schools (--%)
-------------------------------------------------------------------------------
         4,363 DeVry, Inc. (NON) (S)                                     63,700
         2,944 Education Management Corp. (NON) (S)                      78,958
                                                                 --------------
                                                                        142,658

Semiconductor (--%)
-------------------------------------------------------------------------------
         7,281 Sigmatel, Inc. (NON)                                     214,790

Software (6.5%)
-------------------------------------------------------------------------------
         8,538 Ansys, Inc. (NON) (S)                                    235,649
         3,999 Autodesk, Inc.                                           210,947
     1,583,917 BMC Software, Inc. (NON) (SEG)                        29,967,710
     1,243,464 Citrix Systems, Inc. (NON)                            30,004,786
         9,609 McAfee, Inc. (NON)                                       232,538
         5,872 MicroStrategy, Inc. (NON)                                352,203
         6,601 Synopsys, Inc. (NON) (S)                                 107,200
       262,688 THQ, Inc. (NON) (S)                                    4,964,803
                                                                 --------------
                                                                     66,075,836

Staffing (--%)
-------------------------------------------------------------------------------
         7,400 Hewitt Associates, Inc. Class A
               (NON)                                                    207,422

Technology (--%)
-------------------------------------------------------------------------------
         2,536 Dun & Bradstreet Corp. (The) (NON)                       143,436

Technology Services (2.4%)
-------------------------------------------------------------------------------
       428,532 Acxiom Corp.                                          10,713,300
         3,500 Checkfree Corp. (NON) (S)                                108,500
         3,620 Equifax, Inc.                                             94,663
         6,396 Logitech International SA ADR
               (Switzerland) (NON) (S)                                  333,014
       118,100 Transaction Systems Architects, Inc.
               (NON)                                                  1,936,250
     1,257,255 United Online, Inc. (NON) (S)                         11,805,624
                                                                 --------------
                                                                     24,991,351

Telecommunications (0.2%)
-------------------------------------------------------------------------------
        41,414 Commonwealth Telephone Enterprises,
               Inc. (NON) (S)                                         1,889,721
        15,656 Earthlink, Inc. (NON) (S)                                161,726
         7,485 Western Wireless Corp. Class A (NON) (S)                 218,113
                                                                 --------------
                                                                      2,269,560

Textiles (1.2%)
-------------------------------------------------------------------------------
         4,015 Columbia Sportswear Co. (NON) (S)                        242,345
        10,797 K-Swiss, Inc. Class A                                    269,925
         7,446 Liz Claiborne, Inc.                                      304,392
       375,200 Wolverine World Wide, Inc.                            11,421,088
                                                                 --------------
                                                                     12,237,750

Tire & Rubber (1.5%)
-------------------------------------------------------------------------------
       797,828 Cooper Tire & Rubber (S)                              15,541,689

Waste Management (--%)
-------------------------------------------------------------------------------
         3,310 URS Corp. (NON)                                           91,356
                                                                 --------------
               Total Common stocks
               (cost $898,146,659)                               $1,015,100,362

Corporate bonds and notes (--%) (a) (cost $24,960)
Principal amount                                                          Value
-------------------------------------------------------------------------------
       $26,000 Mueller Industries, Inc. sub. 6s,
               2014                                                     $25,581

Short-term investments (18.6%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
  $176,534,671 Short-term investments held as
               collateral for loaned securities
               with yields ranging from 1.75% to
               2.03% and due dates ranging from
               November 1, 2004 to December 6, 2004 (d)            $176,475,778
    13,339,872 Putnam Prime Money Market Fund (e)                    13,339,872
                                                                 --------------
               Total Short-term investments
               (cost $189,815,650)                                 $189,815,650
-------------------------------------------------------------------------------
               Total Investments
               (cost $1,087,987,269)                             $1,204,941,593
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,020,726,277.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 2004.

  (R) Real Estate Investment Trust.

  (S) Securities on loan, in part or in entirety, at October 31, 2004.

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

      ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.


Futures contracts outstanding at October 31, 2004 (Unaudited)

                                                 Aggregate      Expiration   Unrealized
                                  Value          face value     date         appreciation
------------------------------------------------------------------------------------------
Russell 2000 Index Mini (Long)    $2,454,900     $2,384,315     Dec-04       $70,585
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
October 31, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $171,140,849  of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $1,074,647,397)          $1,191,601,721
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $13,339,872) (Note 5)          13,339,872
-------------------------------------------------------------------------------
Cash                                                                    7,047
-------------------------------------------------------------------------------
Dividends, interest and other receivables                             668,702
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              1,584,442
-------------------------------------------------------------------------------
Receivable for securities sold                                     11,257,938
-------------------------------------------------------------------------------
Total assets                                                    1,218,459,722

Liabilities
-------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                   2,721
-------------------------------------------------------------------------------
Payable for securities purchased                                    7,847,193
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                         10,448,437
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                 1,511,298
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            794,279
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 54,803
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            4,583
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                329,375
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                176,475,778
-------------------------------------------------------------------------------
Other accrued expenses                                                264,978
-------------------------------------------------------------------------------
Total liabilities                                                 197,733,445
-------------------------------------------------------------------------------
Net assets                                                     $1,020,726,277

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                  $914,995,480
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        1,903,873
-------------------------------------------------------------------------------
Accumulated net realized loss on investments  and foreign
currency transactions (Note 1)                                    (13,197,987)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments  and assets and
liabilities in foreign currencies                                 117,024,911
-------------------------------------------------------------------------------
Total-- Representing net assets applicable to capital shares
outstanding                                                    $1,020,726,277

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($385,223,962 divided by 35,595,750 shares)                            $10.82
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $10.82)*                $11.42
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($246,005,241 divided by 23,861,451 shares)**                          $10.31
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($33,417,152 divided by 3,215,357 shares)**                            $10.39
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($16,978,737 divided by 1,622,136 shares)                              $10.47
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $10.47)*                $10.85
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($101,938 divided by 9,456 shares)                       $10.78
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($338,999,247 divided by 30,954,027 shares)              $10.95
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended October 31, 2004 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $14,029)                          $8,479,871
-------------------------------------------------------------------------------
Interest (including interest income of $51,666 from
investments  in affiliated issuers) (Note 5)                           52,344
-------------------------------------------------------------------------------
Securities lending                                                    219,661
-------------------------------------------------------------------------------
Total investment income                                             8,751,876

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    3,072,048
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                    1,471,246
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               141,874
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             20,743
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       12,856
-------------------------------------------------------------------------------
Distribution fees-- Class A (Note 2)                                  482,153
-------------------------------------------------------------------------------
Distribution fees-- Class B (Note 2)                                1,279,538
-------------------------------------------------------------------------------
Distribution fees-- Class C (Note 2)                                  170,298
-------------------------------------------------------------------------------
Distribution fees-- Class M (Note 2)                                   66,350
-------------------------------------------------------------------------------
Distribution fees-- Class R (Note 2)                                      164
-------------------------------------------------------------------------------
Other                                                                 345,277
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                    28,415
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                              (28,415)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                         (4,453)
-------------------------------------------------------------------------------
Total expenses                                                      7,058,094
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (192,034)
-------------------------------------------------------------------------------
Net expenses                                                        6,866,060
-------------------------------------------------------------------------------
Net investment income                                               1,885,816
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   40,868,518
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                       (95,033)
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                26
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities  in
foreign currencies during the period                                       12
-------------------------------------------------------------------------------
Net unrealized appreciation of investments  and futures
contracts during the period                                        21,077,973
-------------------------------------------------------------------------------
Net gain on investments                                            61,851,496
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $63,737,312
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                  October 31         April 30
Increase (decrease) in net assets                       2004*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income (loss)                      $1,885,816        $(858,401)
-------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                     40,773,511      167,752,299
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                        21,077,985      123,299,108
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        63,737,312      290,193,006
-------------------------------------------------------------------------------
Redemption fees (Note 1)                                 978               --
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                         (91,193,390)    (176,151,746)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets          (27,455,100)     114,041,260

Net assets
-------------------------------------------------------------------------------
Beginning of period                            1,048,181,377      934,140,117
-------------------------------------------------------------------------------
End of period (including undistributed net
investment  income of $1,903,873 and
$18,057, respectively)                        $1,020,726,277   $1,048,181,377
-------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------
                                      Six months
                                        ended
                                      October 31
Per-share                            (Unaudited)                                 Year ended April 30
operating performance                    2004            2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $10.16           $7.74          $10.67          $10.18           $9.38           $8.07
------------------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)          .03 (d)         .01              -- (e)        (.03)           (.04)           (.06)
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                     .63            2.41           (2.78)            .62            2.64            1.37
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations          .66            2.42           (2.78)            .59            2.60            1.31
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
From return of capital                     --              --              -- (e)          --              --              --
------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                             --              --            (.15)           (.10)          (1.80)             --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                        --              --            (.15)           (.10)          (1.80)             --
------------------------------------------------------------------------------------------------------------------------------
Redemption fees                            -- (e)          --              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $10.82          $10.16           $7.74          $10.67          $10.18           $9.38
------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                   6.50*          31.27          (26.09)           5.82           27.85           16.23
------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $385,224        $397,300        $378,331        $375,990        $167,930         $90,219
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                 .62*(d)        1.19            1.17            1.10            1.17            1.20
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)          .25*(d)         .10            (.01)           (.31)           (.40)           (.67)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  32.33*         134.62           90.52          119.64          220.96          272.09
------------------------------------------------------------------------------------------------------------------------------


  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------
                                      Six months
                                        ended
                                      October 31
Per-share                            (Unaudited)                                 Year ended April 30
operating performance                    2004            2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                     $9.71           $7.46          $10.37           $9.96           $9.28           $8.03
------------------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                  (.01)(d)        (.06)           (.06)           (.10)           (.12)           (.13)
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                     .61            2.31           (2.70)            .61            2.60            1.38
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                     .60            2.25           (2.76)            .51            2.48            1.25
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
From return of capital                     --              --              -- (e)          --              --              --
------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                             --              --            (.15)           (.10)          (1.80)             --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                        --              --            (.15)           (.10)          (1.80)             --
------------------------------------------------------------------------------------------------------------------------------
Redemption fees                            -- (e)          --              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $10.31           $9.71           $7.46          $10.37           $9.96           $9.28
------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                   6.18*          30.16          (26.65)           5.14           26.80           15.57
------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $246,005        $271,803        $272,147        $360,549        $165,011         $94,738
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                1.00*(d)        1.94            1.92            1.85            1.92            1.95
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                (.11)*(d)       (.64)           (.79)          (1.06)          (1.14)          (1.42)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  32.33*         134.62           90.52          119.64          220.96          272.09
------------------------------------------------------------------------------------------------------------------------------


  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     For the
                                    Six months                                                                        period
                                      ended                                                                          July 26,
                                    October 31                                                                       1999+ to
Per-share                          (Unaudited)                         Year ended April 30                           April 30
operating performance                  2004            2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $9.79           $7.52          $10.45          $10.04           $9.34           $8.22
-----------------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                (.01)(d)        (.06)           (.06)           (.10)           (.11)           (.11)
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              .61            2.33           (2.72)            .61            2.61            1.23
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations        .60            2.27           (2.78)            .51            2.50            1.12
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------------
From return of capital                                   --              -- (e)          --              --              --
-----------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                           --              --            (.15)           (.10)          (1.80)             --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                      --              --            (.15)           (.10)          (1.80)             --
-----------------------------------------------------------------------------------------------------------------------------
Redemption fees                          -- (e)          --              --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $10.39           $9.79           $7.52          $10.45          $10.04           $9.34
-----------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 6.13*          30.19          (26.64)           5.10           26.84           13.63*
-----------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $33,417         $35,584         $34,709         $35,600         $11,315          $1,971
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              1.00*(d)        1.94            1.92            1.85            1.92            1.50*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (.12)*(d)       (.65)           (.76)          (1.05)          (1.11)          (1.16)*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                32.33*         134.62           90.52          119.64          220.96          272.09
-----------------------------------------------------------------------------------------------------------------------------


  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                        October 31
Per-share                               (Unaudited)                                 Year ended April 30
operating performance                       2004            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $9.85           $7.55          $10.46          $10.02           $9.32           $8.05
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)              -- (d)(e)     (.04)           (.06)           (.08)           (.09)           (.11)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                        .62            2.34           (2.70)            .62            2.59            1.38
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations             .62            2.30           (2.76)            .54            2.50            1.27
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              -- (e)          --              --              --
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --            (.15)           (.10)          (1.80)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                           --              --            (.15)           (.10)          (1.80)             --
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $10.47           $9.85           $7.55          $10.46          $10.02           $9.32
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      6.30*          30.46          (26.42)           5.41           26.90           15.78
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $16,979         $18,501         $15,789         $22,563         $12,368          $7,790
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .87*(d)        1.69            1.67            1.60            1.67            1.70
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)             .01*(d)        (.40)           (.54)           (.81)           (.88)          (1.18)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     32.33*         134.62           90.52          119.64          220.96          272.09
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
--------------------------------------------------------------------------------------
                                                                            For the
                                           Six months                        period
                                             ended            Year         January 21,
                                           October 31        ended          2003+ to
Per-share                                 (Unaudited)       April 30        April 30
operating performance                         2004            2004            2003
--------------------------------------------------------------------------------------
Net asset value,
beginning of period                         $10.13           $7.74           $7.67
--------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------
Net investment income (loss) (a)               .01 (d)        (.02)           (.01)
--------------------------------------------------------------------------------------
Net realized and unrealized gain
on investments                                 .64            2.41             .08
--------------------------------------------------------------------------------------
Total from investment operations               .65            2.39             .07
--------------------------------------------------------------------------------------
Redemption fees                                 -- (e)          --              --
--------------------------------------------------------------------------------------
Net asset value,
end of period                               $10.78          $10.13           $7.74
--------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                        6.42*          30.88             .91*
--------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $102             $51              $1
--------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                      .75*(d)        1.44             .39*
--------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                      .13*(d)        (.18)           (.07)*
--------------------------------------------------------------------------------------
Portfolio turnover (%)                       32.33*         134.62           90.52
--------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             For the
                                            Six months                                                       period
                                              ended                                                         October 2,
                                            October 31                                                      2000+ to
Per-share                                  (Unaudited)                 Year ended April 30                  April 30
operating performance                          2004            2004            2003            2002            2001
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                          $10.26           $7.81          $10.73          $10.20          $12.42
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                .04 (d)         .03             .02            (.01)             -- (e)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                           .65            2.42           (2.79)            .64            (.42)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                .69            2.45           (2.77)            .63            (.42)
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From return of capital                           --              --              -- (e)          --              --
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                   --              --            (.15)           (.10)          (1.80)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                              --              --            (.15)           (.10)          (1.80)
-----------------------------------------------------------------------------------------------------------------------
Redemption fees                                  -- (e)          --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                $10.95          $10.26           $7.81          $10.73          $10.20
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                         6.73*          31.37          (25.85)           6.20           (3.25)*
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                             $338,999        $324,942        $233,163        $238,866         $43,371
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                       .50*(d)         .94             .92             .85             .53*
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                       .38*(d)         .31             .24            (.05)           (.05)*
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                        32.33*         134.62           90.52          119.64          220.96
-----------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
October 31, 2004 (Unaudited)

Note 1
Significant accounting policies

Putnam Capital Opportunities Fund (the "fund") is a series of Putnam Investment Funds (the "trust"), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in equity securities of U.S. companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes offer above-average growth prospects or are under-valued in relation to underlying asset values or earnings potential and have the potential for long-term appreciation.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.25%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies, other Putnam funds and products and certain college savings plans.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam) a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and, therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as an addition to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange-traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At October 31, 2004, the value of securities loaned amounted to $171,140,849. The fund received cash collateral of $176,475,778, which is pooled with collateral of other Putnam funds into 23 issuers of high-grade short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2004, the fund had a capital loss carryover of $53,242,614 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on April 30, 2011.

The aggregate identified cost on a tax basis is $1,088,698,096, resulting in gross unrealized appreciation and depreciation of $171,369,016 and $55,125,519, respectively, or net unrealized appreciation of $116,243,497.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date.

Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Effective January 28, 2004, Putnam Management has agreed to waive fees and reimburse expenses of the fund through April 30, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended October 31, 2004, Putnam Management did not waive any of its management fee from the fund.

For the period ended October 31, 2004, Putnam Management has assumed $28,415 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended October 31, 2004, the fund paid PFTC $1,697,653 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended October 31, 2004, the fund's expenses were reduced by $192,034 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,159, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended October 31, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $22,625 and $1,560 from the sale of class A and class M shares, respectively, and received $232,362 and $921 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended October 31, 2004, Putnam Retail Management, acting as underwriter, received $10,305 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended October 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $330,859,776 and $422,993,629, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Capital shares

At October 31, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                               Six months ended October 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,950,743       $50,990,272
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               --                --
----------------------------------------------------------------
                                     4,950,743        50,990,272

Shares repurchased                  (8,475,313)      (87,497,743)
----------------------------------------------------------------
Net decrease                        (3,524,570)     $(36,507,471)
----------------------------------------------------------------

                                       Year ended April 30, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         20,286,714      $191,331,298
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               --                --
----------------------------------------------------------------
                                    20,286,714       191,331,298

Shares repurchased                 (30,027,303)     (286,461,128)
----------------------------------------------------------------
Net decrease                        (9,740,589)     $(95,129,830)
----------------------------------------------------------------

                               Six months ended October 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            911,848        $8,975,026
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               --                --
----------------------------------------------------------------
                                       911,848         8,975,026

Shares repurchased                  (5,039,191)      (49,182,769)
----------------------------------------------------------------
Net decrease                        (4,127,343)     $(40,207,743)
----------------------------------------------------------------

                                       Year ended April 30, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          6,490,612       $58,813,853
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               --                --
----------------------------------------------------------------
                                     6,490,612        58,813,853

Shares repurchased                 (14,979,025)     (139,351,235)
----------------------------------------------------------------
Net decrease                        (8,488,413)     $(80,537,382)
----------------------------------------------------------------

                               Six months ended October 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            229,790        $2,276,228
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               --                --
----------------------------------------------------------------
                                       229,790         2,276,228

Shares repurchased                    (649,300)       (6,424,072)
----------------------------------------------------------------
Net decrease                          (419,510)      $(4,147,844)
----------------------------------------------------------------

                                       Year ended April 30, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,213,339       $11,013,381
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               --                --
----------------------------------------------------------------
                                     1,213,339        11,013,381

Shares repurchased                  (2,192,898)      (20,602,581)
----------------------------------------------------------------
Net decrease                          (979,559)      $(9,589,200)
----------------------------------------------------------------

                               Six months ended October 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            140,512        $1,392,519
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               --                --
----------------------------------------------------------------
                                       140,512         1,392,519

Shares repurchased                    (397,116)       (3,905,364)
----------------------------------------------------------------
Net decrease                          (256,604)      $(2,512,845)
----------------------------------------------------------------

                                       Year ended April 30, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,078,015        $9,600,000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               --                --
----------------------------------------------------------------
                                     1,078,015         9,600,000

Shares repurchased                  (1,291,400)      (12,179,614)
----------------------------------------------------------------
Net decrease                          (213,385)      $(2,579,614)
----------------------------------------------------------------

                               Six months ended October 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              5,381           $55,477
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               --                --
----------------------------------------------------------------
                                         5,381            55,477

Shares repurchased                        (961)           (9,923)
----------------------------------------------------------------
Net increase                             4,420           $45,554
----------------------------------------------------------------

                                       Year ended April 30, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              5,043           $42,596
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               --                --
----------------------------------------------------------------
                                         5,043            42,596

Shares repurchased                        (139)           (1,376)
----------------------------------------------------------------
Net increase                             4,904           $41,220
----------------------------------------------------------------

                               Six months ended October 31, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          5,416,719       $56,504,676
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               --                --
----------------------------------------------------------------
                                     5,416,719        56,504,676

Shares repurchased                  (6,119,317)      (64,367,717)
----------------------------------------------------------------
Net decrease                          (702,598)      $(7,863,041)
----------------------------------------------------------------

                                       Year ended April 30, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         16,811,242      $162,069,027
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               --                --
----------------------------------------------------------------
                                    16,811,242       162,069,027

Shares repurchased                 (15,019,077)     (150,425,967)
----------------------------------------------------------------
Net increase                         1,792,165       $11,643,060
----------------------------------------------------------------

Note 5
Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended October 31, 2004, management fees paid were reduced by $4,453 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $51,666 for the period ended October 31, 2004.

Note 6
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission ("SEC") and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class-action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class-action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

Putnam Management has negotiated an offer of settlement with the staff of the SEC, which the staff has agreed to recommend to the Commissioners of the SEC. The offer of settlement would resolve matters arising out of the SEC's investigation of Putnam Management's brokerage practices. The settlement would involve the alleged failure by Putnam Management to adequately disclose its practices relating to the allocation of brokerage on portfolio transactions to broker-dealers who sold shares of Putnam mutual funds. Putnam Management ceased directing brokerage to broker-dealers in connection with the sale of fund shares as of January 1, 2004. Under the offer of settlement, Putnam Management would pay a civil penalty in the amount of $40 million and disgorgement in the amount of one dollar ($1). The total amount of the payment would be paid to certain Putnam funds, pursuant to a distribution plan to be submitted to the SEC. The settlement remains subject to final documentation and approval by the Commissioners of the SEC.

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's U.S. Small- and Mid-Cap group for the year ended October 31, 2004. The other Putnam mutual funds in this group are Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small- and Mid-Cap group are (in descending order) CSFB, Citigroup, JP Morgan, Goldman Sachs, and Merrill Lynch. Commissions paid to these firms together represented approximately 37% of the total brokerage commissions paid for the year ended October 31, 2004.

Commissions paid to the next 10 firms together represented approximately 39% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, CIBC, Deutsche Bank, Lehman, Morgan Stanley, RBC, SG Cowen, Standard & Poor's, Thomas Weisel, and UBS.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.

Putnam puts your interests first

In January, Putnam announced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. For details, visit www.putnaminvestments.com.

Cost-cutting initiatives

Reduced sales charges

Effective immediately, the maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 4.50% for most income funds (formerly 4.75%).*

Lower class B purchase

limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be directed to class A shares.)

Ongoing expenses will be limited

During calendar 2004, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Additional measures are being taken to reduce expenses for shareholders in the six global and international funds that had short-term trading issues.

Improved disclosure

Putnam fund prospectuses and shareholder reports are being revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts is also being enhanced to alert investors to potential cost savings.

Protecting investors' interests

New short-term trading fee introduced To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam U.S. Intermediate Government Income Fund and Putnam Floating Rate Income Fund remains 3.25%.

Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief
Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA068-216540  12/04

Not FDIC Insured    May Lose Value    No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Capital Opportunities Fund
Supplement to Semiannual Report dated 10/31/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 10/31/04

                                                                        NAV

6 months                                                               6.73%
1 year                                                                11.85
5 years                                                               60.04
Annual average                                                         9.86
Life of fund (since class A inception, 6/1/98)                        56.62
Annual average                                                         7.24

Share value:                                                            NAV

4/30/04                                                              $10.26
10/31/04                                                             $10.95
----------------------------------------------------------------------------

Distributions:       No.        Income        Capital gains           Total
                     --         --            --                      --

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception (10/2/00) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

Please see pages 10-11 of the accompanying shareholder report for a discussion of the information appearing in the tables below:
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 10/31/04

                                                  Class Y
Expenses paid per $1,000*                         $5.11
Ending value (after expenses)                     $1,067.30
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 10/31/04

                                                  Class Y
Expenses paid per $1,000*                         $4.99
Ending value (after expenses)                     $1,020.27
----------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio                                   0.98%
Average annualized expense ratio for Lipper peer group++               1.21%

++ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.
----------------------------------------------------------------------------


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: December 29, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: December 29, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: December 29, 2004


Putnam
Mid Cap
Value Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-04

[GRAPHIC OMITTED: RED LANTERN]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including enhanced disclosure about your fund. For example, in the spring of this year we began showing expense and risk comparisons in shareholder reports. We are now including in this report portfolio turnover information for your fund, which explains how the rate at which a fund buys and sells portfolio securities might affect its return and its taxable distributions to shareholders. We are also including additional disclosure about your fund's management team. Following the section entitled Outlook for Your Fund, we list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year period, the current Portfolio Leader's and Portfolio Members' other fund management responsibilities at Putnam, and the dollar range of fund shares owned by these individuals. Equity fund reports, furthermore, now also list the largest brokerage relationships of your fund following the Notes to the Financial Statements.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by your fund's independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment adviser). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments.

During the period covered by the following report, Putnam Mid Cap Value Fund delivered respectable results. In the following pages, the fund managers discuss fund performance, strategy, and their outlook for fiscal 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

December 15, 2004

Report from Fund Management

Fund highlights

 * For the six months ended October 31, 2004, Putnam Mid Cap Value Fund's class A shares returned 5.59% without sales charges and 0.08% with maximum sales charges reflected.

 * The fund's benchmark, the Russell Midcap Value Index, returned 10.57% for the same period.

 * The average return for the fund's Lipper category, Mid-Cap Value Funds, was 5.48%.

 * See the Performance Summary beginning on page 8 for additional fund performance, comparative performance, and Lipper data.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 10/31/04
--------------------------------------------------
Class A
(inception 11/1/99)           NAV       POP
--------------------------------------------------
6 months                     5.59%     0.08%
--------------------------------------------------
1 year                      12.91      6.98
--------------------------------------------------
Life of fund                85.15     75.44
--------------------------------------------------
Annual average              13.10     11.89
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25%. For the most recent month-end performance, visit www.putnaminvestments.com. For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower. A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Performance commentary

While we are pleased to report positive absolute returns for the past six months that were, at net asset value, in line with your fund's Lipper category average, your fund underperformed its benchmark index. We attribute this to a number of factors, the most significant being an underweight exposure to the financial services sector -- in particular, real estate investment trusts, or REITs. At the beginning of the period, these types of stocks were generally not performing well, which we attributed to investor fears that interest rates would rise sharply over the coming months. When those fears proved to be overblown, REITs and stocks in the financial sector generally rallied. Your fund failed to capitalize on the rebound. In addition, several positions in your fund's portfolio underperformed during the period, and, believing that better investment opportunities existed elsewhere, we either reduced our positions or sold them off entirely. The resulting loss we recorded detracted from fund performance.

FUND PROFILE

Putnam Mid Cap Value Fund seeks capital appreciation by employing a strategy of identifying undervalued, high-quality companies among the market's mid-capitalization offerings. The fund targets smaller companies that have recently grown to midsize and larger companies in industries that have recently fallen out of favor.


Market overview

During the last six months, the U.S. stock market on the whole was relatively volatile, but essentially flat, with the S&P 500 Index ending the period about where it began. This kind of pattern -- called "range-bound trading" -- is often the result of opposing forces pulling on the stock market. Specifically, a number of positive factors affecting the market -- generally improving jobs data, continued high corporate earnings, and low inflation -- faced a strong headwind of negative investor sentiment. Concerns about the future of the economy, terrorism, Iraq, and the presidential election combined to create a growing sense of uncertainty; and many investors, taking a "wait and see" outlook, opted to remain on the sidelines.

That being said, there were strong performers within certain sectors of the market and among individual stocks. As we mentioned earlier, the last three months of our reporting period were particularly strong for REITs and other financial industry stocks. After fears that the Federal Reserve Board might begin aggressively raising interest rates -- a move that would be detrimental to the industry -- proved to be unfounded, these stocks recovered sharply. The fund's holdings in this area benefited from the rebound, but our underweight position detracted from returns relative to the benchmark.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 10/31/04
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Russell Midcap Value Index (midsize-company value stocks)              10.57%
-------------------------------------------------------------------------------
Russell Midcap Growth Index (midsize-company growth stocks)             2.86%
-------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)              4.87%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      2.96%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.23%
-------------------------------------------------------------------------------
Lehman Credit Index (corporate bonds)                                   4.92%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                        6.14%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 10/31/04.
-------------------------------------------------------------------------------

Strategy overview

Your fund's strategy for the semiannual period was true to its overall investment philosophy: to identify the stocks of companies that have both well-defined strategies for growth and attractive valuations but are either being overlooked by the market or are suffering the effects of negative investor sentiment. In general, a strategy that focused on selecting stocks through bottom-up analysis -- identifying companies with strong fundamentals relative to their prices -- was effective during the period, and a number of your fund's holdings appreciated considerably. For example, we had an overweight position (relative to the benchmark) in several oil service stocks, which appeared attractive to us in light of the oil supply pressures and increasing demand during the period. As oil prices rose, stocks in the oil-services industry benefited. It is worth noting, however, that the management team's decision to hold stocks within the industry was primarily the result of this bottom-up process and not a top-down decision based on larger macroeconomic trends. Another strategy we continued to implement during the period was to trim back on the number of fund holdings. Ideally, the management team would like to own between 80 and 110 different stocks in the portfolio, and to invest a greater percentage of fund assets in those stocks the team is most confident in. We believe that having larger stakes in the best investment opportunities we can identify, without sacrificing diversification, has the potential to benefit the fund in the long run.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                         as of 4/30/04       as of 10/31/04

Banking                      7.1%                9.6%

Health-care services         2.4%                8.3%

Electric utilities           5.4%                7.1%

Insurance                    9.7%                6.9%

Oil and gas                  4.6%                5.5%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

How fund holdings affected performance

Among your fund's top contributors to performance was Eastman Kodak, the film and photography equipment manufacturer. Over the past several quarters, Kodak has been a traditional value-style stock. It is an out-of-favor company that is experiencing the issues associated with the transition from a legacy business to an emerging one. By downsizing its core business while tapping into new areas through strategic partnerships and new products, the company is increasing its prospects for growth. Another turnaround story was AmeriCredit, a sub-prime auto-loan lender. We believe this company has significant growth potential over the next few years. Its revenue growth has been hindered over the last several quarters by problems with some of the company's older loans. Revenue growth from new loans has been impressive but has been masked by the runoff in older loans. While the stock delivered solid returns over the semiannual period, we feel that as the older loans are paid off over the coming months and become a smaller part of AmeriCredit's income, the inherent growth of the company will be recognized by investors. We believe its valuation provides limited downside as it attempts to execute this turnaround.

As mentioned earlier, the oil and gas industry had a strong six months, and two stocks we held in the energy sector performed well -- Varco, a service company tied to the E&P cycle and EOG, an E&P company. Texas Utilities is one of the largest utilities in the state of Texas, and has benefited from the increase in commodity prices. A recently an nounced share buyback and dividend were also positive for the stock.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 10/31/04)

 1 AmerisourceBergen (3.0%)
   Health-care services.

 2 AmeriCredit Corp (2.6%)
   Consumer finance

 3 Eastman Kodak Co. (2.2%)
   Consumer

 4 Providian Financial Corp. (2.1%)
   Consumer finance

 5 Ross Stores, Inc. (1.9%)
   Retail

 6 Par Pharmaceutical Cos., Inc. (1.8%)
   Pharmaceuticals

 7 American Power Conversion Corp. (1.7%)
   Electronics

 8 Textron, Inc. (1.7%)
   Conglomerates

 9 Newfield Exploration Co. (1.7%)
   Oil and gas

10 Lennar Corp. (1.7%)
   Homebuilding

Footnote reads:
The fund's holdings will change over time.


We felt that over the reporting period the market tended to punish disproportionately companies that underperformed. With that in mind, we tried to limit the losses we would incur in holdings that failed to show signs of growth in the not-too-distant future. Along those lines, the biggest detractor from fund performance was Callaway Golf. This golf equipment manufacturer had difficulties during the period stemming from what we believe was an overpricing of its equipment. Inventories subsequently built up, and the company missed its earnings estimate. We have since sold our position in Callaway entirely. Another disappointing performer was Rite Aid, a retail drug store chain. We believe Rite Aid is also in the process of a turnaround, but one that has yet to fully materialize. The company lost contracts with some key customers. We decided to reduce our exposure to the stock until the company gains more solid footing.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Our outlook for the coming months continues to be one of cautious optimism. We believe the economy will continue to improve and the stock market will continue to climb, albeit at a much more modest pace than had been the case in 2003. We feel the Federal Reserve Board has demonstrated a commitment to keeping the economy on track, and that interest rates will rise at a reasonable and measured rate. We feel that energy as an industry is fairly priced, and that the sharp rebound in REITs is basically complete. We feel there may be some attractive stocks in the technology and health-care industries, but we believe the best strategy for seeking attractive returns over the next six months will be to continue to employ a bottom-up strategy, buying stocks primarily for their fundamentals and not larger-scale trends. With this strategy firmly in place, and much of the uncertainty in the markets having been either reduced or eliminated, your fund should be well positioned to take advantage of continued positive movement in the market in the second half of its fiscal year.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.


Your fund's management

Your fund is managed by the members of the Putnam Small- and Mid-Cap Value Team. James Polk and Edward Shadek are the Portfolio Leaders, and Frederick Copper is a Portfolio Member of your fund. The Portfolio Leaders and Portfolio Member coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Small- and Mid-Cap Value Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows fund ownership, in dollar ranges, by the fund's current Portfolio Leaders and Portfolio Member. Information shown is for the current and prior year ended November 30.

FUND PORTFOLIO LEADERS AND PORTFOLIO MEMBER


-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -    $50,001 -   $100,001 -     $500,001 - $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
James Polk          2004                                                     *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    N/A
-------------------------------------------------------------------------------------------------------------
Edward Shadek       2004                                                     *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2003      *
-------------------------------------------------------------------------------------------------------------
Frederick Copper    2004      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2003      *
-------------------------------------------------------------------------------------------------------------

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 11/30/03.

Other funds managed by the Portfolio Leaders and Portfolio Member

Edward Shadek is also a Portfolio Leader of Putnam Small Cap Value Fund.

James Polk, Edward Shadek, and Frederick Copper may also manage other accounts advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leaders and Portfolio Member

During the year ended October 31, 2004, Portfolio Leader Thomas Hoey left your fund's management team, and James Polk and Edward Shadek became Portfolio Leaders of the fund.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended October 31, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 10/31/04
-----------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M            Class R
(inception dates)             (11/1/99)             (1/16/01)             (1/16/01)             (1/16/01)           (4/1/03)
-----------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP           NAV
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
6 months                   5.59%      0.08%      5.17%      0.17%      5.17%      4.17%      5.31%      1.63%         5.44%
-----------------------------------------------------------------------------------------------------------------------------
1 year                    12.91       6.98      12.04       7.04      12.04      11.04      12.35       8.44         12.60
-----------------------------------------------------------------------------------------------------------------------------
Life of fund              85.15      75.44      78.37      77.37      78.31      78.31      80.61      74.30         82.95
Annual average            13.10      11.89      12.26      12.13      12.25      12.25      12.54      11.74         12.83
-----------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A shares reflect a sales charge of 5.25%. Returns at POP for class M shares reflect a sales charge of 3.50%. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.


-----------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/04
-----------------------------------------------------------------
                                           Lipper Mid-Cap
                       Russell Midcap      Value Funds
                       Value Index         category average*
-----------------------------------------------------------------
6 months               10.57%              5.48%
-----------------------------------------------------------------
1 year                 19.74              15.64
-----------------------------------------------------------------
Life of fund           71.06              77.47
Annual average         11.32              11.91
-----------------------------------------------------------------

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, and life-of-fund periods ended 10/31/04, there were 244, 228, and 106 funds, respectively, in this Lipper category.


PRICE AND DISTRIBUTION* INFORMATION 6 MONTHS ENDED 10/31/04
--------------------------------------------------------------------------------------
                       Class A       Class B   Class C         Class M       Class R
--------------------------------------------------------------------------------------
Share value:        NAV       POP      NAV       NAV        NAV       POP      NAV
--------------------------------------------------------------------------------------
4/30/04          $12.53    $13.22    $12.39    $12.39    $12.44    $12.89    $12.50
--------------------------------------------------------------------------------------
10/31/04          13.23     13.96     13.03     13.03     13.10     13.58     13.18
--------------------------------------------------------------------------------------

* The fund made no distributions during the period.

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/04 (MOST RECENT CALENDAR QUARTER)
-----------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M            Class R
(inception dates)             (11/1/99)             (1/16/01)             (1/16/01)             (1/16/01)           (4/1/03)
-----------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP          NAV
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
6 months                   0.93%     -4.34%      0.55%     -4.45%      0.63%     -0.37%      0.70%     -2.79%        0.86%
-----------------------------------------------------------------------------------------------------------------------------
1 year                    18.31      12.09      17.42      12.42      17.51      16.51      17.73      13.58        18.07
-----------------------------------------------------------------------------------------------------------------------------
Life of fund              81.93      72.39      75.36      73.36      75.43      75.43      77.58      71.37        79.90
Annual average            12.94      11.71      12.09      11.83      12.10      12.10      12.38      11.57        12.68
-----------------------------------------------------------------------------------------------------------------------------

Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Mid Cap Value Fund from May 1, 2004, to October 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 10/31/04
------------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
------------------------------------------------------------------------------
Expenses paid per
$1,000*                   $6.84     $10.70     $10.70      $9.42      $8.13
------------------------------------------------------------------------------
Ending value (after
expenses)             $1,055.90  $1,051.70  $1,051.70  $1,053.10  $1,054.40
------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 10/31/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2004, use the calculation method below. To find the value of your investment on May 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 05/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                Expenses paid           expenses
investment on 5/1/04  [DIV]    $1,000   X    per $1,000            = paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]    $1,000   X  $6.84 (see table above) = $68.40
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 10/31/04
-----------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Expenses paid per
$1,000*                   $6.72     $10.51     $10.51      $9.25      $7.98
-----------------------------------------------------------------------------
Ending value (after
expenses)             $1,018.55  $1,014.77  $1,014.77  $1,016.03  $1,017.29
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 10/31/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
------------------------------------------------------------------------------
                           Class A    Class B    Class C    Class M    Class R
------------------------------------------------------------------------------
Your fund's annualized
expense ratio+             1.32%      2.07%      2.07%      1.82%      1.57%
------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group++                    1.40%      2.15%      2.15%      1.90%      1.65%
------------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ Average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, as of 9/30/04, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

-----------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
-----------------------------------------------------------------------------
                            2004       2003       2002       2001       2000
-----------------------------------------------------------------------------
Putnam Mid Cap
Value Fund                   84%        45%        53%       108%        48%
-----------------------------------------------------------------------------
Lipper Mid-Cap Value
Funds category average       84%        81%       115%       111%       105%
-----------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on April 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 9/30/04.

Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk   2.98

Municipal bond
fund average       3.57

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of September 30, 2004. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Credit Index is an unmanaged index of corporate bonds.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

Russell Midcap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

Russell Midcap Value Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
October 31, 2004 (Unaudited)

Common stocks (99.2%) (a)
Number of shares                                                          Value

Automotive (0.3%)
-------------------------------------------------------------------------------
        42,100 Lear Corp.                                            $2,270,032

Banking (9.6%)
-------------------------------------------------------------------------------
       146,600 City National Corp.                                   10,100,740
       193,200 Comerica, Inc.                                        11,883,732
       242,200 Compass Bancshares, Inc.                              11,569,894
       249,400 Cullen/Frost Bankers, Inc.                            12,220,600
       180,670 Marshall & Ilsley Corp.                                7,582,720
       314,520 Synovus Financial Corp.                                8,551,799
       131,870 Zions Bancorp.                                         8,725,838
                                                                 --------------
                                                                     70,635,323

Basic Materials (0.8%)
-------------------------------------------------------------------------------
       124,870 Vulcan Materials Co.                                   6,216,029

Broadcasting (1.3%)
-------------------------------------------------------------------------------
     1,278,300 UnitedGlobalCom, Inc. Class A (NON)                    9,561,684

Chemicals (4.8%)
-------------------------------------------------------------------------------
        70,100 Avery Dennison Corp. (S)                               4,264,884
       480,900 Great Lakes Chemical Corp. (S)                        12,320,658
       506,800 Lyondell Chemical Co. (S)                             11,646,264
       166,400 Rohm & Haas Co.                                        7,053,696
                                                                 --------------
                                                                     35,285,502

Commercial and Consumer Services (0.8%)
-------------------------------------------------------------------------------
        88,700 CDW Corp.                                              5,502,061

Conglomerates (1.7%)
-------------------------------------------------------------------------------
       182,590 Textron, Inc.                                         12,443,509

Consumer (2.2%)
-------------------------------------------------------------------------------
       532,300 Eastman Kodak Co. (S)                                 16,118,044

Consumer Finance (4.6%)
-------------------------------------------------------------------------------
       949,300 AmeriCredit Corp. (NON)                               18,416,420
       970,000 Providian Financial Corp. (NON)                       15,083,500
                                                                 --------------
                                                                     33,499,920

Consumer Goods (0.3%)
-------------------------------------------------------------------------------
        41,600 Alberto-Culver Co. Class B                             1,866,176

Electric Utilities (7.1%)
-------------------------------------------------------------------------------
       157,000 Ameren Corp.                                           7,536,000
       139,100 FPL Group, Inc.                                        9,583,990
       366,200 Great Plains Energy, Inc. (S)                         10,433,038
        78,380 Progress Energy, Inc.                                  3,237,094
       186,900 TXU Corp. (S)                                         11,442,018
       300,900 Wisconsin Energy Corp.                                 9,821,376
                                                                 --------------
                                                                     52,053,516

Electronics (4.1%)
-------------------------------------------------------------------------------
       646,500 American Power Conversion Corp. (S)                   12,464,520
       259,300 Amphenol Corp. (NON)                                   8,901,769
       367,500 Jabil Circuit, Inc. (NON)                              8,933,925
                                                                 --------------
                                                                     30,300,214

Energy (3.7%)
-------------------------------------------------------------------------------
       123,729 GlobalSantaFe Corp. (Cayman Islands)                   3,650,006
       161,500 Nabors Industries, Ltd. (Bermuda) (NON)                7,932,880
       198,300 National-Oilwell, Inc. (NON) (S)                       6,684,693
       311,600 Varco International, Inc. (NON)                        8,625,088
                                                                 --------------
                                                                     26,892,667

Financial (1.0%)
-------------------------------------------------------------------------------
       119,000 MGIC Investment Corp. (S)                              7,652,890

Food (1.1%)
-------------------------------------------------------------------------------
       336,400 Smithfield Foods, Inc. (NON) (S)                       8,150,972

Forest Products and Packaging (0.4%)
-------------------------------------------------------------------------------
       184,260 Smurfit-Stone Container Corp. (NON)                    3,198,754

Health Care Services (8.3%)
-------------------------------------------------------------------------------
       396,400 AmerisourceBergen Corp.                               21,817,856
        44,100 CIGNA Corp.                                            2,798,586
        38,700 Coventry Health Care, Inc. (NON)                       1,582,830
       119,200 Express Scripts, Inc. Class A (NON)                    7,628,800
       174,400 Laboratory Corp. of America Holdings (NON)             7,987,520
       300,700 Lincare Holdings, Inc. (NON)                          11,053,732
       299,200 Omnicare, Inc.                                         8,254,928
                                                                 --------------
                                                                     61,124,252

Homebuilding (1.7%)
-------------------------------------------------------------------------------
       274,200 Lennar Corp.                                          12,333,516

Household Furniture and Appliances (1.0%)
-------------------------------------------------------------------------------
       122,200 Whirlpool Corp.                                        7,179,250

Insurance (6.9%)
-------------------------------------------------------------------------------
       486,100 Fremont General Corp.                                 10,451,150
       102,950 MBIA, Inc.                                             5,956,687
       140,310 Mercury General Corp.                                  7,216,143
       166,700 Radian Group, Inc.                                     7,989,931
       130,800 Torchmark Corp.                                        7,065,816
       161,700 XL Capital, Ltd. Class A (Bermuda)                    11,723,250
                                                                 --------------
                                                                     50,402,977

Investment Banking/Brokerage (1.6%)
-------------------------------------------------------------------------------
       187,400 Federated Investors, Inc.                              5,432,726
       205,800 IndyMac Bancorp, Inc.                                  6,639,108
                                                                 --------------
                                                                     12,071,834

Lodging/Tourism (1.1%)
-------------------------------------------------------------------------------
       141,940 Marriott International, Inc. Class A                   7,734,311

Machinery (2.5%)
-------------------------------------------------------------------------------
       103,800 Ingersoll-Rand Co. Class A (Bermuda)                   7,104,072
       154,900 Parker-Hannifin Corp.                                 10,940,587
                                                                 --------------
                                                                     18,044,659

Manufacturing (1.1%)
-------------------------------------------------------------------------------
       209,930 Dover Corp.                                            8,243,951

Media (1.1%)
-------------------------------------------------------------------------------
     1,402,900 Gemstar-TV Guide International, Inc.
               (NON)                                                  8,066,675

Metals (0.8%)
-------------------------------------------------------------------------------
        42,800 Nucor Corp.                                            1,807,444
       113,000 United States Steel Corp. (S)                          4,149,360
                                                                 --------------
                                                                      5,956,804

Natural Gas Utilities (0.5%)
-------------------------------------------------------------------------------
       131,800 National Fuel Gas Co.                                  3,693,036

Oil & Gas (5.5%)
-------------------------------------------------------------------------------
       144,500 EOG Resources, Inc.                                    9,617,920
       212,750 Newfield Exploration Co. (NON)                        12,382,050
       254,840 Unocal Corp.                                          10,639,570
       261,900 Western Gas Resources, Inc. (S)                        7,671,051
                                                                 --------------
                                                                     40,310,591

Pharmaceuticals (2.1%)
-------------------------------------------------------------------------------
       138,900 Andrx Group (NON)                                      3,005,796
       321,900 Par Pharmaceutical Cos., Inc. (NON)                   12,698,955
                                                                 --------------
                                                                     15,704,751

Publishing (0.6%)
-------------------------------------------------------------------------------
        63,000 Knight-Ridder, Inc.                                    4,317,390

Railroads (1.0%)
-------------------------------------------------------------------------------
       170,470 Burlington Northern Santa Fe Corp.                     7,127,351

Real Estate (2.2%)
-------------------------------------------------------------------------------
       249,330 Equity Residential Properties Trust
               (R)                                                    8,315,156
       174,920 Post Properties, Inc. (R)                              5,613,183
        68,300 Ventas, Inc.                                           1,837,270
                                                                 --------------
                                                                     15,765,609

Retail (4.3%)
-------------------------------------------------------------------------------
       210,460 JC Penney Co., Inc. (Holding Co.)                      7,279,811
     1,974,024 Rite Aid Corp. (NON)                                   7,343,369
       507,200 Ross Stores, Inc.                                     13,324,144
       182,900 Safeway, Inc. (NON) (S)                                3,336,096
                                                                 --------------
                                                                     31,283,420

Semiconductor (1.1%)
-------------------------------------------------------------------------------
       324,100 Cognex Corp.                                           8,296,960

Shipping (1.4%)
-------------------------------------------------------------------------------
       240,380 CNF Transportation, Inc.                              10,523,836

Software (1.8%)
-------------------------------------------------------------------------------
       309,200 Cadence Design Systems, Inc. (NON) (S)                 3,846,448
       193,300 McAfee, Inc. (NON)                                     4,677,860
       289,600 Sybase, Inc. (NON)                                     4,584,368
                                                                 --------------
                                                                     13,108,676

Technology Services (4.2%)
-------------------------------------------------------------------------------
       206,450 Computer Sciences Corp. (NON)                         10,254,371
       176,700 Fiserv, Inc. (NON)                                     6,279,917
       114,000 Global Payments, Inc. (S)                              6,242,640
       472,400 Ingram Micro, Inc. Class A (NON)                       8,148,900
                                                                 --------------
                                                                     30,925,828

Telecommunications (1.0%)
-------------------------------------------------------------------------------
       229,500 CenturyTel, Inc.                                       7,364,655

Tobacco (1.1%)
-------------------------------------------------------------------------------
       192,700 UST, Inc.                                              7,931,531

Toys (0.8%)
-------------------------------------------------------------------------------
       339,600 Mattel, Inc.                                           5,946,396

Waste Management (1.7%)
-------------------------------------------------------------------------------
     1,042,800 Allied Waste Industries, Inc. (NON)                    8,509,248
       117,200 Republic Services, Inc.                                3,609,760
                                                                 --------------
                                                                     12,119,008
                                                                 --------------
               Total Common stocks
               (cost $638,213,734)                                 $727,224,560

Short-term investments (4.4%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $18,921,983 Short-term investments held as collateral
               for loaned securities with yields ranging
               from 1.75% to 2.03% and due dates ranging
               from November 1, 2004 to December 6, 2004 (d)        $18,915,671
    13,308,261 Putnam Prime Money Market Fund (e)                    13,308,261
                                                                 --------------
               Total Short-term investments
               (cost $32,223,932)                                   $32,223,932
-------------------------------------------------------------------------------
               Total Investments
               (cost $670,437,666)                                 $759,448,492
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $733,362,026.

(NON) Non-income-producing security.

  (R) Real Estate Investment Trust.

  (S) Securities on loan, in part or in entirety, at October 31, 2004.

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
October 31, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $18,258,931 of securities on loan (Note 1)
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $657,129,405)              $746,140,231
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $13,308,261) (Note 5)          13,308,261
-------------------------------------------------------------------------------
Dividends, interest and other receivables                             329,391
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                761,076
-------------------------------------------------------------------------------
Receivable for securities sold                                      1,815,536
-------------------------------------------------------------------------------
Total assets                                                      762,354,495

Liabilities
-------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                       90,479
-------------------------------------------------------------------------------
Payable for securities purchased                                    4,396,903
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          3,330,389
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                 1,205,029
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            461,670
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 29,462
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            2,612
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                339,177
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 18,915,671
-------------------------------------------------------------------------------
Other accrued expenses                                                221,077
-------------------------------------------------------------------------------
Total liabilities                                                  28,992,469
-------------------------------------------------------------------------------
Net assets                                                       $733,362,026

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                  $637,020,869
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                          236,416
-------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)               7,093,915
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         89,010,826
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $733,362,026

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($400,950,103 divided by 30,312,518 shares)                            $13.23
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $13.23)*                $13.96
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($261,313,766 divided by 20,060,266 shares)**                          $13.03
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($30,324,621 divided by 2,327,167 shares)**                            $13.03
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($12,960,090 divided by 989,292 shares)                                $13.10
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $13.10)*                $13.58
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($145,699 divided by 11,055 shares)                      $13.18
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($27,667,747 divided by 2,086,262 shares)                $13.26
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended October 31, 2004 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Dividends                                                          $5,581,313
-------------------------------------------------------------------------------
Interest (including interest income of $77,163 from
investments in affiliated issuers) (Note 5)                            77,577
-------------------------------------------------------------------------------
Securities lending                                                     34,471
-------------------------------------------------------------------------------
Total investment income                                             5,693,361

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    2,428,760
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                    1,076,542
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                                74,766
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             13,838
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        7,818
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 485,834
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               1,332,241
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 149,843
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  47,178
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                     225
-------------------------------------------------------------------------------
Other                                                                 286,665
-------------------------------------------------------------------------------
Non-recurring costs (Notes 6)                                          22,446
-------------------------------------------------------------------------------
Costs assumed by manager (Note 6)                                     (22,446)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                         (9,280)
-------------------------------------------------------------------------------
Total expenses                                                      5,894,430
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (155,932)
-------------------------------------------------------------------------------
Net expenses                                                        5,738,498
-------------------------------------------------------------------------------
Net investment loss                                                   (45,137)
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   24,121,299
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period       13,335,316
-------------------------------------------------------------------------------
Net gain on investments                                            37,456,615
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $37,411,478
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                  October 31         April 30
Increase in net assets                                  2004*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income (loss)                        $(45,137)        $962,823
-------------------------------------------------------------------------------
Net realized gain on investments                  24,121,299       47,809,998
-------------------------------------------------------------------------------
Net unrealized appreciation of investments        13,335,316      121,658,640
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        37,411,478      170,431,461
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                                   --         (395,665)
-------------------------------------------------------------------------------
Class R                                                   --               (5)
-------------------------------------------------------------------------------
Class Y                                                   --          (61,521)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                         (21,201,118)     (26,136,228)
-------------------------------------------------------------------------------
Total increase in net assets                      16,210,360      143,838,042
-------------------------------------------------------------------------------
Net assets
-------------------------------------------------------------------------------
Beginning of period                              717,151,666      573,313,624
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $236,416 and $281,553,
respectively)                                   $733,362,026     $717,151,666
-------------------------------------------------------------------------------

* Unaudited

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------
                                  Six months                                                                        For the
                                     ended                                                                           period
                                   October 31                                                                     Nov.1, 1999+
Per-share                         (Unaudited)                         Year ended April 30                         to April 30
operating performance                 2004            2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $12.53           $9.67          $12.00          $10.71           $9.24           $8.50
-------------------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)               -- (d)(e)      .05             .05             .05             .10 (e)         .05 (e)
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             .70            2.82           (2.17)           1.37            2.69             .74
-------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  .70            2.87           (2.12)           1.42            2.79             .79
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------------
From net
investment income                       --            (.01)           (.06)           (.08)           (.11)           (.05)
-------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          --              --            (.15)           (.05)          (1.21)             --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                     --            (.01)           (.21)           (.13)          (1.32)           (.05)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                       $13.23          $12.53           $9.67          $12.00          $10.71           $9.24
-------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                5.59*          29.72          (17.67)          13.40           32.38            9.38*
-------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $400,950        $378,117        $293,124        $298,662         $55,220          $3,846
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              .66 (e)*       1.28            1.28            1.24            1.08 (e)         .50 (e)*
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              .15 (e)*        .46             .54             .38            1.29 (e)         .62 (e)*
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               45.37*          83.90           44.93           52.73          108.14           48.32*
-------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and broker service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Reflects an expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, expenses of the fund for the periods ended April 30, 2001, April 30, 2000 and October 31, 2004, reflect a reduction of 0.55%, 0.35% and less than 0.01%, respectively, based on average net assets per class A shares. (Note 5).

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------
                                               Six months                                                        For the
                                                  ended                                                          period
                                                October 31                                                   Jan. 16, 2001+
Per-share                                      (Unaudited)                 Year ended April 30                 to April 30
operating performance                              2004            2004            2003            2002            2001
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $12.39           $9.62          $11.96          $10.70          $10.03
------------------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                     -- (d)(e)     (.03)           (.02)           (.04)             -- (d)(e)
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                          .64            2.80           (2.17)           1.37             .69
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                               .64            2.77           (2.19)           1.33             .69
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    --              --              -- (d)        (.02)           (.02)
------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       --              --            (.15)           (.05)             --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  --              --            (.15)           (.07)           (.02)
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $13.03          $12.39           $9.62          $11.96          $10.70
------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                             5.17*          28.79          (18.28)          12.50            6.90*
------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $261,314        $271,485        $228,248        $263,306         $30,166
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                          1.04 (e)*       2.03            2.03            1.99             .58 (e)*
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                          (.22)(e)*       (.28)           (.22)           (.40)            .05 (e)*
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                            45.37*          83.90           44.93           52.73          108.14
------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and broker service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Reflects an expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, expenses of the fund for the periods ended April 30, 2001, and October 31, 2004, reflect a reduction of 0.16% and 0.01%, respectively, based on average net assets per class B shares. (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-------------------------------------------------------------------------------------------------------------------------------
                                                Six months                                                        For the
                                                   ended                                                           period
                                                 October 31                                                    Jan. 16, 2001+
Per-share                                       (Unaudited)                 Year ended April 30                 to April 30
operating performance                               2004            2004            2003            2002            2001
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                               $12.39           $9.62          $11.96          $10.69          $10.03
-------------------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                      -- (d)(e)     (.03)           (.02)           (.04)             -- (d)(e)
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           .64            2.80           (2.17)           1.38             .68
-------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                .64            2.77           (2.19)           1.34             .68
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                     --              --              -- (d)        (.02)           (.02)
-------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                        --              --            (.15)           (.05)             --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   --              --            (.15)           (.07)           (.02)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                     $13.03          $12.39           $9.62          $11.96          $10.69
-------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                              5.17*          28.79          (18.29)          12.56            6.81*
-------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $30,325         $30,149         $25,611         $30,286          $4,654
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                           1.04 (e)*       2.03            2.03            1.99             .58 (e)*
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                           (.23)(e)*       (.29)           (.22)           (.39)            .05 (e)*
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             45.37*          83.90           44.93           52.73          108.14
-------------------------------------------------------------------------------------------------------------------------------


  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and broker service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Reflects an expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, expenses of the fund for the periods ended April 30, 2001, and October 31, 2004, reflect a reduction of 0.16% and less than 0.01%, respectively, based on average net assets per class C shares. (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------------------------------------------------------
                                                Six months                                                        For the
                                                   ended                                                          period
                                                 October 31                                                   Jan. 16, 2001+
Per-share                                       (Unaudited)                 Year ended April 30                 to April 30
operating performance                               2004            2004            2003            2002            2001
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                               $12.44           $9.64          $11.97          $10.70          $10.03
-------------------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                      -- (d)(e)       -- (d)          -- (d)        (.01)            .01 (e)
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           .66            2.80           (2.16)           1.37             .68
-------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                .66            2.80           (2.16)           1.36             .69
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                     --              --            (.02)           (.04)           (.02)
-------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                        --              --            (.15)           (.05)             --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   --              --            (.17)           (.09)           (.02)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                     $13.10          $12.44           $9.64          $11.97          $10.70
-------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                              5.31*          29.05          (18.04)          12.79            6.92*
-------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $12,960         $12,513         $10,478         $14,159          $1,641
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                            .91 (e)*       1.78            1.78            1.74             .51 (e)*
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                           (.10)(e)*       (.03)            .03            (.15)            .14 (e)*
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             45.37*          83.90           44.93           52.73          108.14
-------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and broker service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Reflects an expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, expenses of the fund for the periods ended April 30, 2001, and October 31, 2004, reflect a reduction of 0.16% and less than 0.01%, respectively, based on average net assets per class M shares. (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
----------------------------------------------------------------------------------
                                    Six months                         For the
                                       ended            Year           period
                                     October 31        ended       April 1, 2003+
Per-share                           (Unaudited)        April 30     to April 30
operating performance                   2004            2004            2003
----------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.50           $9.67           $9.00
----------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------
Net investment income (a)                 -- (d)(e)      .03              -- (d)
----------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                      .68            2.82             .67
----------------------------------------------------------------------------------
Total from
investment operations                    .68            2.85             .67
----------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------
From net
investment income                         --            (.02)             --
----------------------------------------------------------------------------------
Total distributions                       --            (.02)             --
----------------------------------------------------------------------------------
Net asset value,
end of period                         $13.18          $12.52           $9.67
----------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  5.44*          29.43            7.44*
----------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $146             $15              $1
----------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .79 (e)*       1.53             .13*
----------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .02 (e)*        .21             .02*
----------------------------------------------------------------------------------
Portfolio turnover (%)                 45.37*          83.90           44.93
----------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and broker service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, expenses of the fund for the period ended October 31, 2004, reflect a reduction less than 0.01% based on average net assets per class R shares. (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
--------------------------------------------------------------------------------------------------------
                                           Six months                                        For the
                                              ended                                          period
                                            October 31              Year ended           April 2, 2002+
Per-share                                  (Unaudited)                April 30            to April 30
operating performance                          2004            2004            2003            2002
--------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                          $12.55           $9.68          $12.00          $12.34
--------------------------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------------------------
Net investment income (a)                        -- (d)(e)      .08             .08              -- (d)
--------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                      .71            2.83           (2.17)           (.34)
--------------------------------------------------------------------------------------------------------
Total from
investment operations                           .71            2.91           (2.09)           (.34)
--------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------
From net
investment income                                --            (.04)           (.08)             --
--------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                   --              --            (.15)             --
--------------------------------------------------------------------------------------------------------
Total distributions                              --            (.04)           (.23)             --
--------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                $13.26          $12.59           $9.91          $12.00
--------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                         5.66*          30.06          (17.44)          (2.76)*
--------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                              $27,668         $24,872         $15,852         $17,236
--------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                       .54 (e)*       1.03            1.03             .08*
--------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                       .27 (e)*        .71             .79              -- (f) *
--------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                        45.37*          83.90           44.93           52.73
--------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and broker service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, expenses of the fund for the period ended October 31, 2004, reflect a reduction less than 0.01% based on average net assets per class Y shares. (Note 5).

(f) Amount represents less than 0.01%.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
October 31, 2004 (Unaudited)

Note 1
Significant accounting policies

Putnam Mid Cap Value Fund (the "fund") is one of a series of Putnam Investment Funds (the "trust"), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of midsize companies which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes are currently undervalued. The fund seeks current income as a secondary objective.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.25%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported-- as in the case of some securities traded over-the-counter-- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At October 31, 2004, the value of securities loaned amounted to $18,258,931. The fund received cash collateral of $18,915,671 which is pooled with collateral of other Putnam funds into 23 issuers of high grade short-term investments.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2004, the fund had a capital loss carryover of $9,097,732 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on April 30, 2011.

The aggregate identified cost on a tax basis is $678,148,097 resulting in gross unrealized appreciation and depreciation of $99,021,692 and $17,721,297, respectively, or net unrealized appreciation of $81,300,395.

F) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Effective January 28, 2004, Putnam Management has agreed to waive fees and reimburse expenses of the fund through April 30, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended October 31, 2004, Putnam Management did not waive any of its management fee from the fund.

For the period ended October 31, 2004, Putnam Management has assumed $22,446 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor serving agent functions to the fund. During the six months ended October 31, 2004, the fund paid PFTC $1,069,740 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended, October 31, 2004, the fund's expenses were reduced by $155,932 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,289, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan"), which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended October 31, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $29,147 and $715 from the sale of class A and class M shares, respectively, and received $208,109 and $1,863 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended October 31, 2004, Putnam Retail Management, acting as underwriter, received $1,640 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended October 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $326,319,854 and $350,590,806, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Capital shares

At October 31, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                               Six months ended October 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,915,166       $62,523,304
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                5                56
----------------------------------------------------------------
                                     4,915,171        62,523,360

Shares repurchased                  (4,772,924)      (60,620,480)
----------------------------------------------------------------
Net increase                           142,247        $1,902,880
----------------------------------------------------------------

                                       Year ended April 30, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         14,428,650      $168,668,721
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           31,227           376,290
----------------------------------------------------------------
                                    14,459,877       169,045,011

Shares repurchased                 (14,608,146)     (173,038,938)
----------------------------------------------------------------
Net decrease                          (148,269)      $(3,993,927)
----------------------------------------------------------------

                               Six months ended October 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,782,978       $22,426,659
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               --                --
----------------------------------------------------------------
                                     1,782,978        22,426,659

Shares repurchased                  (3,636,978)      (45,521,086)
----------------------------------------------------------------
Net decrease                        (1,854,000)     $(23,094,427)
----------------------------------------------------------------

                                       Year ended April 30, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          7,615,851       $87,947,429
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               --                --
----------------------------------------------------------------
                                     7,615,851        87,947,429

Shares repurchased                  (9,430,980)     (110,400,290)
----------------------------------------------------------------
Net decrease                        (1,815,129)     $(22,452,861)
----------------------------------------------------------------

                               Six months ended October 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            256,959        $3,231,945
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               --                --
----------------------------------------------------------------
                                       256,959         3,231,945

Shares repurchased                    (362,543)       (4,531,821)
----------------------------------------------------------------
Net decrease                          (105,584)      $(1,299,876)
----------------------------------------------------------------

                                       Year ended April 30, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,197,084       $13,778,330
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               --                --
----------------------------------------------------------------
                                     1,197,084        13,778,330

Shares repurchased                  (1,426,138)      (16,675,680)
----------------------------------------------------------------
Net decrease                          (229,054)      $(2,897,350)
----------------------------------------------------------------

                               Six months ended October 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            208,878        $2,650,731
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               --                --
----------------------------------------------------------------
                                       208,878         2,650,731

Shares repurchased                    (225,123)       (2,804,184)
----------------------------------------------------------------
Net decrease                           (16,245)        $(153,453)
----------------------------------------------------------------

                                       Year ended April 30, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            498,863        $5,799,906
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               --                --
----------------------------------------------------------------
                                       498,863         5,799,906

Shares repurchased                    (580,521)       (6,858,260)
----------------------------------------------------------------
Net decrease                           (81,658)      $(1,058,354)
----------------------------------------------------------------

                               Six months ended October 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             11,497          $145,951
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               --                --
----------------------------------------------------------------
                                        11,497           145,951

Shares repurchased                      (1,682)          (21,324)
----------------------------------------------------------------
Net increase                             9,815          $124,627
----------------------------------------------------------------

                                       Year ended April 30, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              1,139           $14,471
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1                 5
----------------------------------------------------------------
                                         1,140            14,476

Shares repurchased                         (11)             (135)
----------------------------------------------------------------
Net increase                             1,129           $14,341
----------------------------------------------------------------

                               Six months ended October 31, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            439,498        $5,583,540
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                -                --
----------------------------------------------------------------
                                       439,498         5,583,540

Shares repurchased                    (335,087)       (4,264,409)
----------------------------------------------------------------
Net increase                           104,411        $1,319,131
----------------------------------------------------------------

                                       Year ended April 30, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,335,131       $16,131,689
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                            5,105            61,521
----------------------------------------------------------------
                                     1,340,236        16,193,210

Shares repurchased                    (996,620)      (11,941,287)
----------------------------------------------------------------
Net increase                          $343,616        $4,251,923
----------------------------------------------------------------

Note 5
Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended October 31, 2004, management fees paid were reduced by $9,280 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $77,163 for the period ended October 31, 2004.

Note 6
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission ("SEC") and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

Putnam Management has negotiated an offer of settlement with the staff of the SEC, which the staff has agreed to recommend to the Commissioners of the SEC. The offer of settlement would resolve matters arising out of the SEC's investigation of Putnam Management's brokerage practices. The settlement would involve the alleged failure by Putnam Management to adequately disclose its practices relating to the allocation of brokerage on portfolio transactions to broker-dealers who sold shares of Putnam mutual funds. Putnam Management ceased directing brokerage to broker-dealers in connection with the sale of fund shares as of January 1, 2004. Under the offer of settlement, Putnam Management would pay a civil penalty in the amount of $40 million and disgorgement in the amount of one dollar ($1). The total amount of the payment would be paid to certain Putnam funds, pursuant to a distribution plan to be submitted to the SEC. The settlement remains subject to final documentation and approval by the Commissioners of the SEC.

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's U.S. Small and Mid Cap group for the year ended October 31, 2004. The other Putnam mutual funds in this group are Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small and Mid Cap group are (in descending order) CSFB, Citigroup, JP Morgan, Goldman Sachs, and Merrill Lynch. Commissions paid to these firms together represented approximately 37% of the total brokerage commissions paid for the year ended October 31, 2004.

Commissions paid to the next 10 firms together represented approximately 39% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, CIBC, Deutsche Bank, Lehman, Morgan Stanley, RBC, SG Cowen, Standard &
Poor's, Thomas Weisel, and UBS.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov.
Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnaminvestments.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Use our toll-free number 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

* This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase, and certain funds have imposed a 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase.


Putnam puts your interests first

In January, Putnam announced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. For details, visit www.putnaminvestments.com.

Cost-cutting initiatives

Reduced sales charges

Effective immediately, the maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 4.50% for most income funds (formerly 4.75%).*

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be directed to class A shares.)

Ongoing expenses will be limited

During calendar 2004, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Additional measures are being taken to reduce expenses for shareholders in the six global and international funds that had short-term trading issues.

Improved disclosure

Putnam fund prospectuses and shareholder reports are being revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts is also being enhanced to alert investors to potential cost savings.

Protecting investors' interests

New short-term trading fee introduced

To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam U.S.
  Intermediate Government Income Fund and Putnam Floating Rate Income Fund remains 3.25%.

Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal
Accounting Officer

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Mid Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

Not FDIC Insured    May Lose Value    No Bank Guarantee

SA075-216541  12/04



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Mid Cap Value Fund
Supplement to Annual Report dated 4/30/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 4/30/04

                                                                       NAV

1 year                                                               30.06%
Life of fund (since class A inception, 11/1/99)                      76.31
Annual average                                                       13.42

Share value:                                                           NAV

4/30/03                                                              $9.68
4/30/04                                                             $12.55

----------------------------------------------------------------------------

Distributions:       No.        Income        Capital gains          Total
                      1         $0.038              --              $0.038

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

Please see pages 10-11 of the accompanying shareholder report for a discussion of the information appearing in the tables below:

----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 10/31/04

                                                                     Class Y

Expenses paid per $1,000*                                              $5.55
Ending value (after expenses)                                      $1,056.60
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 10/31/04

                                                                     Class Y

Expenses paid per $1,000*                                              $5.45
Ending value (after expenses)                                      $1,019.81
----------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio +                                 1.07%
Average annualized expense ratio for Lipper peer group ++              1.40%

++ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.

----------------------------------------------------------------------------



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: December 29, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: December 29, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: December 29, 2004